The 2023 ETF Series Trust

Prospectus | October 4, 2023

Brandes U.S. Small-Mid Cap Value ETF (Ticker Symbol: BSMC)

Brandes U.S. Value ETF (Ticker Symbol: BUSA)

Brandes International ETF (Ticker Symbol: BINV)

Principal U.S. Listing Exchange for the Funds: Cboe BZX Exchange, Inc.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary – Brandes U.S. Small-Mid Cap Value ETF

Investment Objective

The Brandes U.S. Small-Mid Cap Value ETF (the “Fund”) seeks long term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.70%
Distribution and service (12b-1) fees	0.00%
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.70%

[1]	“Other expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$72	$224

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. The Fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to attain its investment objective by investing primarily in equity securities of U.S. companies with small- and mid-market capitalizations (market value of publicly traded equity securities). The Advisor considers a company to be a “U.S. company” based on its domicile, its principal place of business, its primary stock exchange listing, and/or at least 50% of its revenues being derived from goods sold or produced, investments made, or services performed in the U.S. The types of equity securities in which the Fund invests are common and preferred stocks, American Depositary Receipts (“ADRs”), and warrants and rights. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes), measured at the time of purchase, in securities of U.S. companies with small- and mid-market capitalizations. Small and mid-capitalization companies are defined as issuers with market capitalizations based on total outstanding shares in the range of those included in the Russell 2500 Index measured at its most recent reconstitution date. As of June 26, 2023, the most recent reconstitution date of the index as of the date of this prospectus, the market capitalization range of the Index was $17.9 million to $17.1 billion. This market capitalization range may change over time. The Fund may invest in securities of companies located outside of the United States, including emerging and frontier markets. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the health care sector.

The Fund may invest from time to time in cash or short-term cash equivalent securities as part of its overall investment strategy. The amount of such holdings will vary and will depend on the Advisor’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times constitute a material part of the Fund’s portfolio.

1

Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select securities for the Fund’s investment portfolio. When buying securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Advisor’s estimates of the underlying company’s intrinsic value, the Advisor seeks to establish an opportunity for long-term capital appreciation. The Advisor may sell a security when its price reaches the Advisor’s estimate of the underlying company’s intrinsic value, or when the Advisor believes that other investments are more attractive.

Principal Risks of Investing in the Fund

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

●	Stock Market and Equity Securities Risk. The stock markets are volatile and the market prices of the fund’s equity securities may go up or down, sometimes rapidly and unpredictably. Equity securities may fluctuate in value more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the fund’s investments fall, the value of your investment in the fund will go down.

●	Mid and Small-Capitalization Company Risk. Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.

●	Value Securities Risk. The Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor. The value style of investing utilized by the Advisor may cause the Fund’s performance to deviate from the performance of broad market benchmarks and other managers for substantial periods of time. It may take longer than expected for the prices of value securities to increase to the anticipated value, or they may never increase to that value or may decline. There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.

●	Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.

●	ETF Risks. The Fund is an exchange-traded fund and, as a result of this structure, it is exposed to the following risks:

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares, there may be demand for Fund shares thereby increasing the market price above NAV, or lack of demand, which may decrease the market price below NAV, or in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings. As a result of these considerations, Fund shares may trade at a material premium or discount to NAV or these factors may, in turn, lead to wider spreads between the bid and ask price of Fund shares. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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○	Trading Risk. Shares of the Fund may trade on the CBOE BZX Exchange, Inc. (the “Exchange”) above (premium) or below (discount) their net asset value (“NAV”). In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, although the Fund's shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

●	Focused Investing Risk. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.

●	Liquidity Risk. Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Securities of small-cap and mid-cap companies may be thinly traded. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes. The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

●	Active Management Risk. The Advisor is an active manager. The value of your investment may go down if the Advisor’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Advisor.

●	Currency Risk. Because the Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

●	Depositary Receipts Risk. The risks of investments in depositary receipts, such as ADRs, are substantially similar to the risks of investing directly in foreign securities. In addition, depositary receipts may not track the price of, or may be less liquid than, their underlying foreign securities, and the value of depositary receipts may change materially at times when the U.S. markets are not open for trading.

●	Emerging Markets Risk. Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Emerging market issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures. Additionally, the Fund may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are subject to heightened emerging markets risks.

○	Risks of Investing in China. To the extent that the Fund has direct or indirect investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, it will be subject to risks specific to the People’s Republic of China (“China”). The Chinese economy is subject to a considerable degree of economic, political and social instability. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Unanticipated political or social developments may result in sudden and significant investment losses.

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●	Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s investments in foreign securities. In addition, where all or a portion of the Fund’s underlying securities trade in a market that is closed when the Fund’s market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

●	Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

●	Limited History of Operations. The Fund is a recently organized, diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record and history on which to base their investment decision.

●	Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

●	Recent Events. The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers. Financial markets remain volatile and disrupted, and the liquidity of many instruments remains reduced. There continue to be significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the long-term effects of the pandemic. Government intervention into the economies and financial markets around the world has resulted in high levels of public debt. These circumstances may continue to adversely affect economies and markets, and also may continue to adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. When available, updated performance information will be available on the Fund’s website at www.brandes.com/etfs.

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Investment Advisor

Brandes Investment Partners, L.P. serves as the investment advisor to the Fund.

Portfolio Managers

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Chris Duncan, CFA	Director, Investments Group and Small-Mid Cap Investment Committee Voting Member	2023
Michael Hutchens, CFA	Director, Investments Group, Small-Mid Cap Investment Committee Voting Member and All Cap Investment Committee Voting Member	2023
Greg Rippel, CFA	Director, Investments Group and Small-Mid Cap Investment Committee Voting Member	2023

The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

For important information about the purchase and sale of shares of the Fund, taxes, and financial intermediary compensation please turn to “Summary Information About Purchasing and Selling Shares, Taxes, and Financial Intermediary Compensation” on page 15 of the Prospectus.

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Fund Summary – Brandes U.S. Value ETF

Investment Objective

The Brandes U.S. Value ETF (the “Fund”) seeks long term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.60%
Distribution and service (12b-1) fees	0.00%
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.60%

[1]	“Other expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$61	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. The Fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to attain its investment objective by investing primarily in equity securities of U.S. companies. The Advisor considers a company to be a “U.S. company” based on its domicile, its principal place of business, its primary stock exchange listing, and/or at least 50% of its revenues being derived from goods sold or produced, investments made, or services performed in the U.S. The types of equity securities in which the Fund invests are common and preferred stocks, American Depositary Receipts (“ADRs”), and warrants and rights. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes), measured at the time of purchase, in securities of U.S. companies. The Fund may invest in securities of companies located outside of the United States. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the financial sector or health care sector. Typically, the Fund invests in issuers with a market capitalization greater than $5 billion.

The Fund may invest from time to time in cash or short-term cash equivalent securities as part of its overall investment strategy. The amount of such holdings will vary and will depend on the Advisor’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times constitute a material part of the Fund’s portfolio.

Brandes Investment Partners, L.P., the Fund’s investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio that, in its opinion, are undervalued. When buying equity securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Advisor’s estimates of the underlying company’s intrinsic value, the Advisor seeks to establish an opportunity for long-term capital appreciation. The Advisor may sell a security when its price reaches the Advisor’s estimate of the underlying company’s intrinsic value, or when the Advisor believes that other investments are more attractive.

6

Principal Risks of Investing in the Fund

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

●	Stock Market and Equity Securities Risk. The stock markets are volatile and the market prices of the fund’s equity securities may go up or down, sometimes rapidly and unpredictably. Equity securities may fluctuate in value more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the fund’s investments fall, the value of your investment in the fund will go down.

●	Value Securities Risk. The Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor. The value style of investing utilized by the Advisor may cause the Fund’s performance to deviate from the performance of broad market benchmarks and other managers for substantial periods of time. It may take longer than expected for the prices of value securities to increase to the anticipated value, or they may never increase to that value or may decline. There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.

●	Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.

●	Focused Investing Risk. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.

●	ETF Risks. The Fund is an exchange-traded fund and, as a result of this structure, it is exposed to the following risks:

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares, there may be demand for Fund shares thereby increasing the market price above NAV, or lack of demand, which may decrease the market price below NAV, or in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings. As a result of these considerations, Fund shares may trade at a material premium or discount to NAV or these factors may, in turn, lead to wider spreads between the bid and ask price of Fund shares. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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○	Trading Risk. Shares of the Fund may trade on the CBOE BZX Exchange, Inc. (the “Exchange”) above (premium) or below (discount) their net asset value (“NAV”). In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, although the Fund's shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

●	Active Management Risk. The Advisor is an active manager. The value of your investment may go down if the Advisor’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Advisor.

●	Currency Risk. Because the Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

●	Depositary Receipts Risk. The risks of investments in depositary receipts, such as ADRs, are substantially similar to the risks of investing directly in foreign securities. In addition, depositary receipts may not track the price of, or may be less liquid than, their underlying foreign securities, and the value of depositary receipts may change materially at times when the U.S. markets are not open for trading.

●	Financial Sector Risk. Companies in the financial sector are subject to governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, is not known.

●	Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s investments in foreign securities. In addition, where all or a portion of the Fund’s underlying securities trade in a market that is closed when the Fund’s market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

●	Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

●	Large-Capitalization Company Risk. The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

●	Limited History of Operations. The Fund is a recently organized, diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record and history on which to base their investment decision.

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●	Mid and Small-Capitalization Company Risk. Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.

●	Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

●	Recent Events. The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers. Financial markets remain volatile and disrupted, and the liquidity of many instruments remains reduced. There continue to be significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the long-term effects of the pandemic. Government intervention into the economies and financial markets around the world has resulted in high levels of public debt. These circumstances may continue to adversely affect economies and markets, and also may continue to adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. When available, updated performance information will be available on the Fund’s website at www.brandes.com/etfs.

Investment Advisor

Brandes Investment Partners, L.P. serves as the investment advisor to the Fund.

Portfolio Managers

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Brent Fredberg	Director, Investments Group and Global Large Cap Investment Committee Voting Member	2023
Ted Kim, CFA	Director, Investments Group and Global Large Cap Investment Committee Voting Member	2023
Kenneth Little, CFA	Managing Director, Investments Group, All-Cap Investment Committee Voting Member and Global Large Cap Investment Committee Voting Member	2023
Brian A. Matthews, CFA	Director, Investments Group and Global Large Cap Investment Committee Voting Member	2023

The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

For important information about the purchase and sale of shares of the Fund, taxes, and financial intermediary compensation please turn to “Summary Information About Purchasing and Selling Shares, Taxes, and Financial Intermediary Compensation” on page 15 of the Prospectus.

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Fund Summary – Brandes International ETF

Investment Objective

The Brandes International ETF (the “Fund”) seeks long term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.70%
Distribution and service (12b-1) fees	0.00%
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.70%

[1]	“Other expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$72	$224

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. The Fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to attain its investment objective by investing primarily in equity securities of foreign companies. The types of equity securities in which the Fund invests are common and preferred stocks, American Depositary Receipts (“ADRs”), and warrants and rights. The Fund typically invests in foreign companies with market capitalizations (market value of publicly traded equity securities) greater than $5 billion at the time of purchase. A foreign company is determined to be “foreign” on the basis of its domicile being outside the U.S., its principal place of business being outside the U.S., its primary stock exchange listing being outside the U.S., and/or at least 50% of its revenues being derived from goods sold or produced, investments made, or services performed outside the U.S. Under normal market conditions, the Fund will invest in securities of companies located in at least three countries outside the United States. The Fund may invest up to 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging markets (including frontier markets). The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the financial sector or health care sector.

The Fund may invest in companies located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase or (b) 150% of the weighting of such country as represented in the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.

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The Fund may invest from time to time in cash or short-term cash equivalent securities as part of its overall investment strategy. The amount of such holdings will vary and will depend on the Advisor’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times constitute a material part of the Fund’s portfolio.

Brandes Investment Partners, L.P., the Fund’s investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio. When buying equity securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Advisor’s estimates of the underlying company’s intrinsic value, the Advisor seeks to establish an opportunity for long-term capital appreciation. The Advisor may sell a security when its price reaches the Advisor’s estimate of the underlying company’s intrinsic value, or when the Advisor believes that other investments are more attractive.

Principal Risks of Investing in the Fund

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

●	Stock Market and Equity Securities Risk. The stock markets are volatile and the market prices of the fund’s equity securities may go up or down, sometimes rapidly and unpredictably. Equity securities may fluctuate in value more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the Fund’s investments fall, the value of your investment in the fund will go down.

●	Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s investments in foreign securities. In addition, where all or a portion of the Fund’s underlying securities trade in a market that is closed when the Fund’s market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

○	Risks of Investing in Europe and the United Kingdom. To the extent that the Fund has direct or indirect investments in issuers located in Europe and the United Kingdom (“UK”), the Fund may be affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (“EU”). The UK formally withdrew from the EU (commonly referred to as “Brexit”) under the terms of a new trade agreement on December 31, 2020. The agreement governs the relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time.

●	Value Securities Risk. The Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor. The value style of investing utilized by the Advisor may cause the Fund’s performance to deviate from the performance of broad market benchmarks and other managers for substantial periods of time. It may take longer than expected for the prices of value securities to increase to the anticipated value, or they may never increase to that value or may decline. There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.

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●	Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.

●	ETF Risks. The Fund is an exchange-traded fund and, as a result of this structure, it is exposed to the following risks:

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Retail investors cannot transact directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace to transact in Fund shares, there may be demand for Fund shares thereby increasing the market price above NAV, or lack of demand, which may decrease the market price below NAV, or in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings. As a result of these considerations, Fund shares may trade at a material premium or discount to NAV or these factors may, in turn, lead to wider spreads between the bid and ask price of Fund shares. In addition, the Fund may face possible delisting if: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Trading Risk. Shares of the Fund may trade on the CBOE BZX Exchange, Inc. (the “Exchange”) above (premium) or below (discount) their net asset value (“NAV”). In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may increase the variance between the market price of the Fund shares and the value of its underlying holdings. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, although the Fund's shares are currently listed on the Exchange, there can be no assurance that an active trading market for Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

○	Cash Transactions Risk. The Fund may effect some of its creations and redemptions for cash, rather than in-kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. In effecting creations and redemptions in exchange for cash, the Fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions, unlike an ETF that effects creations and redemptions only in-kind. In addition, costs could be imposed on the Fund which would have the effect of decreasing the Fund’s NAV to the extent the costs are not offset by a transaction fee payable by an Authorized Participant.

●	Focused Investing Risk. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

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●	Active Management Risk. The Advisor is an active manager. The value of your investment may go down if the Advisor’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Advisor.

●	Depositary Receipts Risk. The risks of investments in depositary receipts, such as ADRs, are substantially similar to the risks of investing directly in foreign securities. In addition, depositary receipts may not track the price of, or may be less liquid than, their underlying foreign securities, and the value of depositary receipts may change materially at times when the U.S. markets are not open for trading.

●	Currency Risk. Because the Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

●	Emerging Markets Risk. Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Emerging market issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures. Additionally, the Fund may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are subject to heightened emerging markets risks.

○	Risks of Investing in China. To the extent that the Fund has direct or indirect investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, it will be subject to risks specific to the People’s Republic of China (“China”). The Chinese economy is subject to a considerable degree of economic, political and social instability. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Unanticipated political or social developments may result in sudden and significant investment losses.

●	Financial Sector Risk. Companies in the financial sector are subject to governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, is not known.

●	Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

●	Large-Capitalization Company Risk. The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

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●	Limited History of Operations. The Fund is a recently organized, diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record and history on which to base their investment decision.

●	Mid and Small-Capitalization Company Risk. Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.

●	Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

●	Recent Events. The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers. Financial markets remain volatile and disrupted, and the liquidity of many instruments remains reduced. There continue to be significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the long-term effects of the pandemic. Government intervention into the economies and financial markets around the world has resulted in high levels of public debt. These circumstances may continue to adversely affect economies and markets, and also may continue to adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. When available, updated performance information will be available on the Fund’s website at www.brandes.com/etfs.

Investment Advisor

Brandes Investment Partners, L.P. serves as the investment advisor to the Fund.

Portfolio Managers

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Brent V. Woods, CFA	Chief Executive Officer and International Large Cap Investment Committee Voting Member	2023
Amelia Maccoun Morris, CFA	Director, Investments Group and International Large Cap Investment Committee Voting Member	2023
Jeffrey Germain, CFA	Director, Investments Group and International Large Cap Investment Committee Voting Member	2023
Shingo Omura, CFA	Director, Investments Group and International Large Cap Investment Committee Voting Member	2023
Luiz G. Sauerbronn	Director, Investments Group, International Large Cap Investment Committee Voting Member and Small Cap Investment Committee Voting Member	2023

The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

For important information about the purchase and sale of shares of the Fund, taxes, and financial intermediary compensation please turn to “Summary Information About Purchasing and Selling Shares, Taxes, and Financial Intermediary Compensation” on page 15 of the Prospectus.

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Summary Information About Purchasing and Selling Shares, Taxes

and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

The Funds issue shares to, and redeem shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions for a Fund are generally conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by a Fund and a specified amount of cash.

Individual shares of a Fund may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding each Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.brandes.com/etfs.

Tax Information

Distributions made by each Fund may be taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information. In addition, the Advisor has engaged and pays variable compensation to an SEC-registered broker-dealer and investment adviser for consulting services on marketing strategies and for due diligence, education, training, and support services. The Advisor pays these consulting and support service fees from its own resources and not from the assets of the Funds.

Additional Principal Investment Strategies Information

The investment objective of each Fund is long-term capital appreciation. Each Fund’s investment objective may be changed by the Board without shareholder approval.

Each Fund is an actively managed ETF and uses an active investment strategy in seeking to meet its investment objective. The Advisor, subject to the oversight of the Board of The 2023 ETF Series Trust (the “Trust”), has discretion on a daily basis to manage the Fund’s portfolio in accordance with its investment objective and investment policies.

The investment policy of each relevant Fund concerning “80% of the Fund’s net assets” may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ written notice before any such change.

Brandes U.S. Small-Mid Cap Value ETF

The U.S. Small-Mid Cap Value ETF seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies. The Advisor considers a company a “U.S. company” based on its domicile, its principal place of business, its primary stock exchange listing, and/or at least 50% of its revenues being derived from goods sold or produced, investments made, or services performed in the U.S. The Fund typically invests in U.S. companies with small- and mid-market capitalizations (market value of publicly traded equity securities). Small and mid-capitalization companies are defined as issuers with market capitalizations based on total outstanding shares in the range of those included in the Russell 2500 Index measured at its most recent reconstitution date. As of June 26, 2023, the most recent reconstitution date of the index as of the date of this prospectus, the market capitalization range of the Index was $17.9 million to $17.1 billion. This market capitalization range may change over time. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes), measured at the time of purchase, in securities of U.S. companies with mid and small market capitalizations. The types of equity securities in which the Fund invests are common and preferred stocks, ADRs, and warrants and rights. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the health care sector.

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Brandes U.S. Value ETF

The U.S. Value ETF seeks long-term capital appreciation by investing primarily in the equity securities of U.S. companies. The Advisor considers a company to be a “U.S. company” based on its domicile, its principal place of business, its primary stock exchange listing, and/or at least 50% of its revenues being derived from goods sold or produced, investments made, or services performed in the U.S. The types of equity securities in which the Fund invests are common and preferred stocks, ADRs, and warrants and rights. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes), measured at the time of purchase, in securities of U.S. companies. The Fund may invest in securities of companies located outside of the United States.

The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the financial sector or health care sector. Typically, the Fund invests in issuers with a market capitalization greater than $5 billion.

Brandes International ETF

The International ETF invests primarily in equity securities of foreign companies. The Fund typically invests in foreign companies with market capitalizations (market value of publicly traded equity securities) greater than $5 billion at the time of purchase. A foreign company is determined to be “foreign” on the basis of its domicile being outside the U.S,, its principal place of business being outside the U.S., its primary stock exchange listing being outside the U.S,, and/or at least 50% of its revenues being derived from goods sold or produced, investments made, or services performed outside the U.S. Under normal market conditions, the Fund will invest in equity securities of companies located in at least three countries outside the United States. The types of equity securities in which the Fund invests are common and preferred stocks, ADRs, and warrants and rights. The Fund may invest up to 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging market countries (including frontier market countries). The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the financial sector or health care sector.

The International ETF may invest in companies located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase or (b) 150% of the weighting of such country as represented in the MSCI EAFE Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.

All Funds

The Advisor selects stocks for the Funds based on their individual merits and not necessarily on their geographic locations. In selecting securities for the Funds, the Advisor does not attempt to match the security allocations of stock market indices. For example, the Advisor may decide not to invest a Fund’s assets in companies in a country whose stock market, at the time, comprises a large portion of a published stock market index. At the same time, the Advisor may invest the Fund’s assets in companies in countries whose representation in the index is small or non-existent. Further, because the Advisor does not attempt to match security allocations of stock market indices, with respect to the Brandes International ETF, the Fund’s country weightings may differ significantly from the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index.

Value Investing

The Advisor applies the Graham and Dodd Value Investing approach to stock selection. Benjamin Graham is widely regarded as the founder of this approach to investing and a pioneer in modern security analysis. In his 1934 book Security Analysis, co-written by David Dodd, Graham introduced the idea that equity securities should be chosen by identifying the “true” long-term – or intrinsic – value of a company based on measurable data. The Advisor follows this approach, looking at each equity security as though it is a business that is for sale. By choosing securities that are selling at a discount to the Advisor’s estimates of their share of the underlying company’s intrinsic value, the Advisor seeks to establish an opportunity for long-term capital appreciation.

The Advisor uses fundamental analysis to develop an estimate of intrinsic value, and looks at, among other factors, a company’s earnings, book value, cash flow, capital structure, and management record, as well as its industry and position within that industry. This analysis typically includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, research reports and other information sources, as well as interviews with company management.

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The Advisor may sell a security when its price reaches the Advisor’s estimate of the underlying company’s intrinsic value, the Advisor believes that other investments are more attractive, or during portfolio rebalancing.

There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.

Short-Term Investments

Each Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or, although not a principal investment strategy, for temporary defensive purposes in response to adverse market, economic, political or other conditions. The amount of such holdings will vary and will depend on the Advisor’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times constitute a material part of a Fund’s portfolio. Short-term cash equivalent securities include U.S. government securities, certificates of deposit, bankers’ acceptances, demand notes, commercial paper, treasury money market funds and money market funds. When taking such temporary defensive positions, or when holding cash or short-term equivalents as part of an investment strategy, the Funds may not be seeking their investment objectives.

Securities Lending

The Funds may lend securities to broker-dealers or other institutions to earn income.

Other Investment Techniques and Restrictions

The Funds may use certain other investment techniques, and have adopted certain investment restrictions, which are described in the Funds’ Statement of Additional Information (the “SAI”). Unlike the Funds’ investment objectives, certain of these investment restrictions are fundamental and may be changed only by a majority vote of each Funds’ outstanding shares. However, the Funds’ investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Additional Principal Risk Information

The value of your investment in the Funds will fluctuate, which means you could lose money. You should consider an investment in each Fund as a long-term investment. Each risk summarized below is considered a “principal risk” of investing in a Fund, unless otherwise noted, regardless of the order in which it appears.

●	Stock Market and Equity Securities Risk (All Funds). The values of stocks fluctuate, sometimes rapidly and unpredictably, in response to the activities and perceptions of individual companies and general stock market and economic conditions, and stock prices may go down over short or even extended periods. Stocks are more volatile—likely to go up or down in price, sometimes suddenly—and are riskier than some other forms of investment, such as short-term high-grade fixed income securities.

●	Value Securities Risk (All Funds). Value securities are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Advisor’s assessment of the future value of that security, or the market value of the security may decline. There is also a risk that it may take longer than expected for the value of any such investment to rise to the assessed value. The value style of investing has caused a Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may do so in the future. Value securities may be out of favor with investors for varying periods of time.

●	Issuer Risk (All Funds). The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer, or the competitive environment. A Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

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●	ETF Risks. Each Fund is an exchange-traded Fund and, as a result of this structure, it is exposed to the following risks:

○	Costs of Buying or Selling Shares Risk (All Funds). Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in a Fund, asset swings in a Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and the variance in bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Limited Authorized Participants, Market Makers and Liquidity Providers Risk (All Funds). Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Particularly in times of market stress, Authorized Participants, market makers, or liquidity providers may exit the business, reduce their business activities, or otherwise become unable to process creation and/or redemption orders, and there is a possibility that no other entities will step forward to perform these services. This may result in a significantly diminished trading market for a Fund’s shares, differences between the market price of a Fund’s shares and the underlying value of those shares, wider spreads between the bid and ask price of Fund shares, and delisting of the shares.

○	Trading Risk (All Funds). Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in a Fund’s shares may be halted by the Exchange because of market conditions or for other reasons. In addition, trading in a Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of a Fund’s shares will continue to be met or will remain unchanged.

Shares of each Fund may trade at, above or below their most recent NAV. The per share NAV of a Fund is calculated at the end of each business day and fluctuates with changes in the market value of a Fund’s holdings since the prior most recent calculation. The trading prices of each Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of a Fund’s shares may deviate significantly from the value of that Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for a Fund’s shares quoted during the day or a premium or discount in the closing price from a Fund’s NAV. In stressed market conditions, the market for a Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV. However, given that shares of a Fund can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV.

As with all ETFs, each Fund’s shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund’s shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. If a shareholder purchases at a time when the market price of a Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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○	Cash Transactions Risk (Brandes International ETF only). Unlike most other ETFs, the Fund may effect some of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

●	Focused Investing Risk (All Funds). Each Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular sector, country or geographic region. During such periods, a Fund may be more susceptible to risks associated with that sector, country or region.

●	Liquidity Risk (Brandes U.S. Small-Mid Cap ETF only). Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Securities of small-cap and mid-cap companies may be thinly traded. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes. A Fund’s investments in illiquid securities may reduce the return of that Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in a Fund, regardless of the order in which it appears.

●	Active Management Risk (All Funds). The value of your investment may go down if the Advisor’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if a Fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the Advisor, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the Advisor’s investment style is out of favor or otherwise fails to produce the desired results. In addition, a Fund’s investment strategies or policies may change from time to time. Legislative, regulatory, or tax developments may also affect the investment techniques available to the Advisor in connection with managing the Funds. Those changes and developments may not lead to the results intended by the Advisor and could have an adverse effect on the value or performance of a Fund. Any of these factors could cause a Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

●	Currency Risk (All Funds). Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of a Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar.

●	Depositary Receipts Risk (All Funds). ADRs are subject to the risks associated with investing directly in foreign securities. ADRs are dollar-denominated depositary receipts typically issued by an American bank or trust company that evidence an ownership interest in a security or pool of securities issued by a foreign corporation. ADRs are listed and traded in the United States and designed for use in the U.S. securities markets. ADRs are subject to the risks associated with investing directly in foreign securities, which are described herein. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

●	Emerging Markets and Related Risk (Brandes U.S. Small-Mid Cap ETF and Brandes International ETF only). The Advisor considers an emerging market country to be any country which is in the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), any country which is in the Morgan Stanley Capital International Frontier Markets Index (“MSCI Frontier Index”) or any country that, in the opinion of the Advisor, is generally considered to be an emerging market country by the international financial community. There are currently over 130 such countries, approximately 40 of which currently have investable stock markets. Those countries generally include every nation in the world except the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand and most nations located in Western Europe. Currently, investing in many emerging markets is not feasible or may involve unacceptable risks. As opportunities to invest in emerging markets develop, the Funds expect to expand the number of countries in which they invest. Investments in emerging markets may be subject to all of the risks of foreign investing generally and have additional heightened risks due to a less established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks may include:

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○	Less social, political and economic stability;

○	Unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

○	Less transparent and established taxation policies;

○	Less developed regulatory or legal structures governing private and foreign investments, and limited rights and legal remedies available to foreign investors;

○	Less familiarity with a capital market structure or market-oriented economy, and risk of market manipulation, corruption and fraud;

○	Inadequate, limited and untimely financial reporting, as issuers may not be subject to regulatory accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed markets are subject (e.g., the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may be unable to inspect audit work and practices in certain countries);

○	Less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Funds transact;

○	Insolvency of local banking systems due to concentrated debtor risk, imprudent lending, the effect of inefficiency and fraud in bank transfers and other systemic risks;

○	Less developed local banking infrastructure and limited reliable access to capital;

○	Risk of government seizure of assets;

○	Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

○	Greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

○	Higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

○	Greater sensitivity to interest rate changes;

○	Smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

○	Increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

○	Greater debt burdens relative to the size of the economy;

○	More delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices;

○	Less assurance that favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries; and

○	Trade embargoes, sanctions and other restrictions, which may, from time to time, be imposed by international bodies (for example, the United Nations) or sovereign states (for example, the United States) or their agencies on investments held or to be held by a Fund resulting in an investment or cash flows relating to an investment being frozen or otherwise suspended or restricted.

In addition, there may be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering into transactions with the Central Bank of Russia, and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, a Fund may incur losses. Any of the above factors may adversely affect a Fund’s performance or the Fund’s ability to pursue its investment objective.

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Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets are the least advanced capital markets in the developing world. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets. They are also known as “pre-emerging markets.”

Frontier markets are categorically the riskiest markets in the world in which to invest. Frontier markets have the least number of investors and investment holdings and may not even have stock markets on which to trade. Investments in this sector are typically illiquid, nontransparent and subject to very low regulation levels as well as high transaction fees, and may also have substantial political and currency risk.

Emerging and frontier markets both offer the prospect of higher returns with higher risk. However, emerging markets are more stable and developed than frontier markets. The economies of emerging market countries have achieved a rudimentary level of development, while frontier markets represent the least economically developed nations in the global marketplace. Emerging and frontier markets also carry several types of investment risk, including market, political and currency risk, as well as the risk of nationalization.

○	Risks of Investing in China (Brandes U.S. Small-Mid Cap ETF and Brandes International ETF only). To the extent that the Fund has direct or indirect investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, it will be subject to risks specific to the People’s Republic of China (“China”). The Chinese economy is subject to a considerable degree of economic, political and social instability. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Unanticipated political or social developments may result in sudden and significant investment losses. Limitations or restrictions on foreign ownership of securities may have adverse effects on the liquidity and performance of the Fund.

Investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Heightened international tensions or an outbreak of hostilities between China and Taiwan may adversely impact China’s economy as well as the global economy and the value of the Fund’s investments. Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about the Chinese securities in which the Fund directly or indirectly invests may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies.

●	Financial Sector Risk (Brandes U.S. Value ETF and Brandes International ETF only). Companies in the financial sector are subject to governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, is not known.

Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. As a result, a number of large financial institutions failed, merged with other institutions or required significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources, and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.

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●	Foreign Securities Risk (All Funds). Investments in foreign securities involve certain inherent risks such as fluctuations in currency exchange rates. However, the Advisor does not believe that currency fluctuation, over the long term significantly affects portfolio performance of a group of broadly diversified companies representing a number of currencies and countries. The interrelationships of the global economies, volatility or threats to stability of any significant currency, such as occurred in the past with the European Monetary Union, or significant political instability of any country or region, may affect other markets and the value of an investment in a Fund.

Before investing in a Fund, you should also consider the other risks of investing in foreign securities, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Funds. Investments in foreign securities may also be adversely affected by sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/ or other governments. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments. Each Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in particular countries and/or associated with particular industries. During such periods, a Fund may be more susceptible to risks associated with single economic, political or regulatory occurrences than more diversified portfolios.

○	Risks of Investing in Europe and the United Kingdom (“UK”) (Brandes International ETF only). Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (“EU”). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the euro and/or withdraw from the EU. For example, on January 31, 2020, the UK formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement on December 31, 2020. The agreement governs the relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the UK’s exit will increase the likelihood of other countries also departing the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the UK, Europe and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the Fund’s investments.

●	Health Care Sector Risk (All Funds). Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

●	Large-Capitalization Company Risk (Brandes U.S. Value ETF and Brandes International ETF only). Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

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●	Limited History of Operations (All Funds). The Fund is a recently organized, diversified, open-end management investment company with a limited operating history. As a result, prospective investors have a limited track record and history on which to base their investment decision.

●	Mid and Small-Capitalization Company Risk (All Funds). Each Fund may invest in the securities of mid-capitalization and small-capitalization companies which generally involve greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-capitalization and small-capitalization companies usually have more limited trading liquidity. Because mid-capitalization and small-capitalization companies generally have fewer shares outstanding than larger companies, it also may be more difficult to buy or sell significant amounts of such shares without unfavorable impact on prevailing prices. Additionally, securities of mid-capitalization and small-capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and typically there is less publicly available information concerning mid-capitalization and small-capitalization companies than for larger, more established companies. Although investing in securities of mid-capitalization and small-capitalization companies offers potential above-average returns if the companies are successful, there is a risk that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Securities of mid-capitalization and small-capitalization companies, especially those whose business involves emerging products or concepts, may be more volatile due to their limited product lines, markets or financial resources and may lack management depth. Securities of mid-capitalization and small-capitalization companies also may be more volatile than larger companies or the market averages in general because of their general susceptibility to economic downturns.

●	Operational Risk (All Funds). Your ability to transact in shares of a Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although each Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

●	Recent Events (All Funds). The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. There continue to be significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the long-term effects of the pandemic. Developing or emerging market countries may be more adversely impacted by these circumstances. Governments and central banks, including the Federal Reserve in the United States, took extraordinary and unprecedented actions to support local and global economies and the financial markets, including by keeping interest rates at historically low levels for an extended period. The Federal Reserve concluded its market support activities in 2022 and began to raise interest rates in an effort to, among other things, lower inflation. The Federal Reserve may determine to raise interest rates further. This and other government intervention into the economy and financial markets to address the pandemic, inflation, or other significant events in the future, may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in high levels of public debt, including in the United States. The long-term consequences of this level of public debt are not known. These circumstances may continue to adversely affect the value and liquidity of a Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

●	Securities Lending Risk (All Funds). Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (the “SAI”). In addition, the identities and quantities of the securities held by the Funds are disclosed on the Funds’ website, at www.brandes.com/etfs.

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Fund Management

Brandes Investment Partners, L.P., has been in business, through various predecessor entities, since 1974. As of June 30, 2023, the Advisor managed approximately $21.3 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals. The Advisor’s offices are at 4275 Executive Square, 5th Floor, La Jolla, California 92037.

Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor, the Advisor provides investment advisory services to the Funds and is responsible for the day-to-day management of the Fund, including, among other things, providing an investment program for the Funds, trading portfolio securities on behalf of the Funds, and selecting broker-dealers to execute purchase and sale transactions, subject to the oversight of the Board.

For the services it provides to the Funds, each Fund pays the Advisor a fee calculated daily and paid monthly at an annual rate of the average daily net assets of each Fund as follows:

Fund	Advisory Fee
Brandes U.S. Small-Mid Cap Value ETF	0.70%
Brandes U.S. Value ETF	0.60%
Brandes International ETF	0.70%

Under the investment advisory agreement, the Advisor has agreed to pay all expenses incurred by the Funds except for the advisory fee; interest charges on any borrowings; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; proxy and shareholder meeting expenses (unless the need for a shareholder meeting is caused by the Advisor, such as a change of control of the Advisor); fees and expense related to the provision of securities lending services; acquired fund fees and expenses; taxes, including accrued deferred tax liability; legal fees or expenses in connection with any arbitration, litigation, or pending or threatened arbitration or litigation, including any settlements in connection therewith; extraordinary expenses (as mutually determined by the Board and the Advisor); and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Advisor will be available in the Funds’ first Semi-Annual Report to shareholders for the fiscal period ending December 31, 2023.

Portfolio Managers

Each Fund’s investment portfolio is team-managed by an investment committee comprised of senior portfolio management professionals of the Advisor.

Brandes U.S. Small-Mid Cap Value ETF

All investment decisions for the Brandes U.S. Small-Mid Cap Value ETF are the joint responsibility of the Advisor’s Small-Mid Cap Investment Committee. The voting members of the Committee are Chris Duncan, Michael Hutchens, and Greg Rippel.

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Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years
Chris Duncan, CFA Director, Investments Group

Current Responsibilities

○    Analyst responsibilities on the Basic Materials and Consumer Products research teams

○    Member of the Small-Mid Cap Investment Committee

●   Experience began in 2001

●   Joined Brandes Investment Partners in 2006

●   Limited partner of the firm’s parent company

Prior Career Highlights

○    M&A Analyst with NCR Corporation

Education and Skills

○    MBA (with honors) from the University of Chicago Booth School of Business

○    BS in finance from the University of Dayton

Michael Hutchens, CFA Director, Investments Group

Current Responsibilities

○    Analyst and Team Leader responsibilities on the Financial Institutions Research Team

○    Member of the Small-Mid Cap and All-Cap Investment Committees

●   Experience began in 1994

●   Joined Brandes Investment Partners in 2001

●   Limited partner of the firm’s parent company

Prior Career Highlights

○    Bank examiner with the Federal Reserve System

Education and Skills

○    MBA with a concentration in finance from Columbia Business School

○    BS in business with a concentration in finance from Indiana University

Greg Rippel, CFA Director, Investment Group

Current Responsibilities

○    Analyst responsibilities on the Consumer Products Research Team

○    Member of the Small-Mid Cap Investment Committee

●   Experience began in 1995

●   Joined Brandes Investment Partners in 2001

●   Limited partner of the firm’s parent company

Prior Career Highlights

○    Member of Emerging Markets Investment Committee with Brandes Investment Partners

○    Underwriter with Greyrock Capital (subsidiary of Bank of America)

○    Senior Associate with Coopers & Lybrand

Education and Skills

○    MBA from the McCombs School of Business at the University of Texas at Austin

○    BA in business economics from the University of California, Santa Barbara

○    Certified Public Accountant (inactive)

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Brandes U.S. Value ETF

All investment decisions for the Brandes U.S. Value ETF are the joint responsibility of the Advisor’s Global Large Cap Investment Committee. The voting members of the Global Large Cap Investment Committee are Brent Fredberg, Ted Kim, Kenneth Little and Brian A. Matthews.

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years
Brent Fredberg Director, Investments Group

Current Responsibilities

○     Analyst and Team Leader responsibilities on the Technology Research Team

○     Member of the Global Large-Cap Investment Committee

●   Experience began in 1994

●   Joined Brandes Investment Partners in 1999

●   Limited partner of the Advisor’s parent company

Prior Career Highlights

○     Financial Analyst and Controller with Raytheon/Amana Appliances

Education and Skills

○     MBA (with distinction) from Northwestern University’s Kellogg Graduate School of Management

○     BS in finance (with distinction) from the University of Iowa

○     Certified Management Accountant (inactive)

Ted Kim, CFA Director, Investments Group

Current Responsibilities

○     Analyst and Team Leader responsibilities on the Industrials Research Team

○     Member of the Global Large-Cap Investment Committee

●    Experience began in 2000

●    Joined Brandes Investment Partners in 2000

●    Limited partner of the Advisor’s parent company

Prior Career Highlights

○     Product and Manufacturing Engineer with Ford Motor Company

Education and Skills

○     MBA from the Kellogg Graduate School of Management at Northwestern University

○     MS in system design and management from the Massachusetts Institute of Technology

○     BS in mechanical engineering from the Massachusetts Institute of Technology

Kenneth Little, CFA Managing Director, Investments Group

Current Responsibilities

○     Managing Director, Investments Group, leading the Advisor’s overall research efforts and overseeing the product investment committees

○     Member of the Global Large-Cap and All-Cap Investment Committees

○     Analyst and Team Leader responsibilities on the Basic Materials and Utilities Research Teams

○     Member of the Senior Management Team, which is responsible for the Advisor’s day-to-day operations and long-term strategic direction

○     Member of the ESG Oversight Committee

●    Experience began in 1996

●    Joined Brandes Investment Partners in 1996

●    Limited partner of the Advisor’s parent company

Prior Career Highlights

○    Senior Accountant with KPMG

Education and Skills

○    MBA from the Fuqua School of Business at Duke University

○    BS in accounting from the University of La Verne

○    Certified Public Accountant (inactive)

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Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years
Brian A. Matthews, CFA Director, Investments Group

Current Responsibilities

○    Analyst responsibilities on the Communication Services Research Team

○    Member of the Global Large-Cap Investment Committee

●    Experience began in 2000

●    Joined Brandes Investment Partners in 2002

●    Limited partner of the Advisor’s parent company

Prior Career Highlights

○    Member of the Small-Cap Investment Committee with Brandes Investment Partners

○    Investment Banking Analyst with Merrill Lynch

Education and Skill

○     BS with concentrations in finance and management (summa cum laude) from the Wharton School of the University of Pennsylvania

Brandes International ETF

The Brandes International ETF’s investment portfolio is team-managed by an investment committee comprised of senior portfolio management professionals of the Advisor. All investment decisions for the Brandes International ETF are the joint responsibility of the Advisor’s International Large Cap Investment Committee. The voting members of the International Large Cap Investment Committee are Brent V. Woods, Amelia Maccoun Morris, Jeffrey Germain, Shingo Omura and Luiz G. Sauerbronn.

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years
Brent V. Woods, CFA Chief Executive Officer

Current Responsibilities

○     Chief Executive Officer, leading the Advisor’s Senior Management Team, which is responsible for day-to-day operations and long-term strategic direction

○     Member of the International Large-Cap Investment Committee

○    Member of the Investment Oversight Committee, which monitors the processes and activities of the Advisor’s investment committees

○     Member of the ESG Oversight Committee

●   Experience began in 1995

●   Joined Brandes Investment Partners in 1995

●   Limited partner of the Advisor’s parent company

Prior Career Highlights

○    Managing Director, Investments Group with Brandes Investment Partners, responsible for the Advisor’s securities research efforts and oversight of the product investment committees

Education and Skills

○     JD (cum laude) from Harvard Law School

○     Master’s in international studies from St. John’s College at Cambridge University, England

○     AB (Phi Beta Kappa) from Princeton University

Amelia Maccoun Morris, CFA Director, Investments Group

Current Responsibilities

○     Analyst and Team Leader responsibilities on the Consumer Products Research Team

○     Member of the International Large-Cap Investment Committee

●   Experience began in 1986

●   Joined Brandes Investment Partners in 1998

●   Limited partner of the Advisor’s parent company

Prior Career Highlights

○     Member of the Emerging Markets Investment Committee with Brandes Investment Partners

○     Member of the Investment Oversight Committee with Brandes Investment Partners

○     Member of the Brandes Institute Advisory Board

Education and Skills

○     MBA from the University of Chicago Booth School of Business

○     AB in economics (Phi Beta Kappa and cum laude) from the University of California, Davis

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Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years
Jeffrey Germain, CFA Director, Investments Group

Current Responsibilities

○     Analyst responsibilities on the Basic Materials Research Team

○     Member of the International Large-Cap Investment Committee

●   Experience began in 2001

●   Joined Brandes Investment Partners in 2001

●   Limited partner of the Advisor’s parent company

Prior Career Highlights

○     Financial Analyst with Harcourt

○     CFO of Golf Destinations

Education and Skills

○     BS in business administration with a concentration in finance from the University of North Carolina at Chapel Hill

Shingo Omura, CFA Director, Investments Group

Current Responsibilities

○     Analyst and Team Leader responsibilities on the Health Care Research Team

○     Member of the International Large-Cap Investment Committee

○     Primary Product Coordinator for the Japan Equity strategy

○     Member of the ESG Oversight Committee

●   Experience began in 2001

●   Joined Brandes Investment Partners in 2005

●   Limited partner of the Advisor’s parent company

Prior Career Highlights

○     Sell-Side Research Analyst (covering basic materials and utilities companies) in Japan

Education and Skills

○     MBA from the Haas School of Business at the University of California, Berkeley

○     BA in economics from Keio University in Tokyo, Japan

Luiz G. Sauerbronn Director, Investments Group

Current Responsibilities

○     Analyst responsibilities on the Industrials Research Team

○     Member of the International Large-Cap and Small-Cap Investment Committees

○     Member of the ESG Oversight Committee

●   Experience began in 1995

●   Joined Brandes Investment Partners in 2001

●   Limited partner of the Advisor’s parent company

Prior Career Highlights

○     Summer Associate with J.P. Morgan

○     Manager of Mergers and Acquisitions Advisory Team with Banco Brascan (part of Brookfield Asset Management) in Brazil

○     Trainee with Royal Dutch Shell

Education and Skills

○     MBA from the Haas School of Business at the University of California, Berkeley

○     BS in econ omics from the Federal University of Rio de Janeiro

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

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Certain Prior Advisor Performance

The following tables set forth composite performance data relating to the historical performance of all fee paying and non-fee paying private client and institutional accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Brandes U.S. Value ETF and Brandes International ETF. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund or of the Advisor.

The net and gross annual returns, calculated in USD, presented for the Brandes International Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses and are net of all expenses, including brokerage commissions, execution costs, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. Returns for some accounts in the composite reflect the deduction of a broker fee that includes transaction costs and include advisory, custody, and other administrative fees.

The net and gross annual returns, calculated in USD, presented for the Brandes U.S. Value Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses and are net of all expenses, including brokerage commissions, execution costs, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. Returns for some accounts in the composite reflect the deduction of a broker fee that includes transaction costs and include advisory, custody, and other administrative fees.

The accounts that are included in each composite are not subject to the same types of expenses to which the corresponding Fund is subject and vary depending on, among other things, the account’s fee schedule and portfolio size. The fees and expenses of the Composite accounts are lower than the Fund’s fees and expenses. Had the Fund’s expense structure been used in calculating the Composite’s performance, the results shown would have been lower. In addition, accounts that are included in each composite are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, the performance results for the composites could have been adversely affected if the accounts included in the composites had been regulated as investment companies under the federal securities laws. In addition, the results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of purchases and sales of a Fund’s shares, market conditions and other factors. Further, the effect of taxes on any investor will depend on such person’s tax status, and the returns shown below do not reflect the impact of any income tax.

Brandes U.S. Value Equity Strategy Composite Accounts

Annualized Total Returns

(for the periods ended March 31, 2023)

	1 Year	3 Year	5 Year	10 Year
Brandes U.S. Value Equity Strategy (net of all fees)	-4.12%	21.42%	9.28%	10.40%
Brandes U.S. Value Equity Strategy (gross of fees)	-3.62%	22.10%	9.99%	11.10%
Russell 1000® Value Index* (reflects no deduction for fees, expenses or taxes)	-5.91%	17.93%	7.49%	9.12%
Russell 1000® Index* (reflects no deduction for fees, expenses or taxes)	-8.39%	18.55%	10.86%	12.01%

*	The Russell 1000® Value Index and the Russell 1000® Index are included to provide comparative relative performance against the Brandes U.S. Value Equity Composite. The Russell 1000® Value Index is considered representative of the large-cap value segment of the U.S. equity market, and the Russell 1000® Index is considered representative of the large-cap segment of the U.S. equity market. An index is unmanaged, and it is not possible to invest directly in an index.

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Brandes International Strategy Composite Accounts

Annualized Total Returns

(for the periods ended March 31, 2023)

	1 Year	3 Year	5 Year	10 Year
Brandes International Equity Strategy (net of all fees)	5.46%	17.57%	3.03%	5.41%
Brandes International Equity Strategy (gross of fees)	5.92%	18.07%	3.49%	5.93%
MSCI EAFE Index* (reflects no deduction for fees, expenses or taxes)	-1.38%	12.99%	3.52%	5.00%
MSCI EAFE Value Index* (reflects no deduction for fees, expenses or taxes)	-0.31%	14.58%	1.75%	3.74%

*	The MSCI EAFE Index and the MSCI EAFE Value Index are included to provide comparative relative performance against the Brandes International Equity Composite. The MSCI EAFE Index is considered representative of broad non-U.S. equity markets, and the MSCI EAFE Value Index is considered representative of the value segment of non-U.S. equity markets. An index is unmanaged, and it is not possible to invest directly in an index.

The Advisor claims compliance with the Global Investment Performance Standards (GIPS®) and the performance information for the Brandes US Value Equity Composite and Brandes International Strategy Composite shown above was calculated in accordance with GIPS.

Buying and Selling Fund Shares

Shares of the Funds are listed for trading on the Exchange. When you buy or sell a Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Shares of the Funds will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. Because a Fund may include portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when that Fund does not price its shares, the net asset value of that Fund’s shares may change on days when shareholders will not be able to purchase or redeem such Fund’s shares. A business day with respect to a Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Asset Value

NAV per share of each Fund is computed by dividing the value of the net assets of the relevant Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Time).

When determining NAV, the value of a Fund’s portfolio investments is determined pursuant to the Trust’s valuation policy and the Advisor’s fair valuation policy and procedures. In general, the value of a Fund’s portfolio investments is based on market prices of securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Pursuant to Rule 2a-5 under the 1940 Act, the Advisor has been designated by the Board as the valuation designee with responsibility for fair valuation subject to oversight by the Board. If an investment’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, pursuant to the Trust’s valuation policy, the investment will be fair valued in accordance with the Advisor’s fair valuation policy and procedures, which were approved by the Board. An investment may be fair valued in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Frequent Purchases and Redemptions of Fund Shares

The Funds do not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, each Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund’s investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of each Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Funds directly to Authorized Participants, and that most trading in the Funds occurs on the Exchange at prevailing market prices and does not involve the Funds directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Funds or its shareholders. In addition, frequent trading of a Fund’s shares by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

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Plan of Distribution

Each Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of a Fund’s average daily net assets may be made for the sale and distribution of its shares. No payments pursuant to the Plan of Distribution will be made during the twelve (12) month period from the date of this Prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Board. Because these fees, if imposed, would be paid out of a Fund’s assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends, Distributions and Taxes

Fund Distributions

Each Fund intends to pay out dividends from its net investment income quarterly and distributes its net capital gains, if any, to investors at least annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of a Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the applicable Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

Tax Information

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to an investment in the Funds. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the Funds, or the tax consequences of an investment in a Fund. An investment in a Fund may have other tax implications. Please consult a tax advisor about the applicable federal, state, local, foreign or other tax laws. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Tax Status of the Funds. The Funds intend to elect and to qualify each year for treatment as a regulated investment company (“RIC”) under the Code. If the Funds meet certain minimum distribution requirements, as a RIC they are not subject to tax at the Fund level on income and gains from investments that are timely distributed to shareholders. However, if a Fund fails to qualify as a RIC or to meet minimum distribution requirements, it would result in Fund-level taxation if certain relief provisions were not available, and consequently a reduction in income available for distribution to shareholders. Unless you are a tax-exempt entity or your investment in a Fund’s shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when a Fund makes distributions, you sell Fund shares and you purchase or redeem Creation Units (Authorized Participants only).

Taxes on Distributions. In general, distributions are subject to federal income tax when they are paid, whether the distributions are taken in cash or reinvested in a Fund. The income dividends and short-term capital gains distributions received from a Fund will be taxed as either ordinary income or qualified dividend income. Distributions from a Fund’s short-term capital gains are generally taxable as ordinary income. Subject to certain limitations, dividends that are reported by a Fund as qualified dividend income are taxable to non-corporate shareholders at rates of up to 20%. Any distributions of a Fund’s net capital gains are taxable as long-term capital gain regardless of how long Fund shares have been owned by an investor. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of the investor's basis in a Fund’s shares, and, in general, as capital gain thereafter.

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In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by that Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that such Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend. These holding period requirements will also apply to investor ownership of Fund shares. Holding periods may be suspended for these purposes for stock that is hedged. It is expected that dividends received by a Fund from a REIT and distributed from that Fund to a shareholder generally will not be treated as qualified dividend income. Additionally, income derived in connection with a Fund’s securities lending activities will not be treated as qualified dividend income.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations. A Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

If an investor lends Fund shares pursuant to securities lending arrangements, the investor may lose the ability to treat eligible Fund dividends (paid while a Fund’s shares are held by the borrower) as qualified dividend income. Please consult a financial intermediary or tax advisor to discuss the particular circumstances.

In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January, but declared by a Fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to an investor in the calendar year in which they were declared.

If an investor purchases shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, the investor would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors. A Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of certain foreign stocks or securities, that Fund may elect to “pass through” to shareholders certain foreign income taxes (including withholding taxes) paid by the Fund. If a Fund makes such an election, the shareholder will be considered to have received as an additional dividend the shareholder’s share of such foreign taxes, but the shareholder may be entitled to either a corresponding tax deduction in calculating the shareholder’s taxable income, or, subject to certain limitations, a credit in calculating the shareholder's federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not so elect, that Fund will be entitled to claim a deduction for certain foreign taxes incurred by such Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of a Fund’s foreign taxes for the current year could be reduced.

Taxes on Share Sales. Each sale of shares of a Fund will generally be a taxable event. Assuming an investor holds its shares of a Fund as a capital asset, any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term capital gain or loss if Fund shares have been held for more than one year and as short-term capital gain or loss if Fund shares have been held for one year or less, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. Any loss realized on a sale will be disallowed to the extent shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of such shares. The ability to deduct capital losses may be limited.

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Taxes on Creations and Redemptions of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

When creating or redeeming Creation Units, a confirmation statement will be sent showing the number of Fund shares purchased or sold with the applicable share price.

The Trust, on behalf of each Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to Section 351 of the Code, a Fund would have a basis in the securities different from the market value of the securities on the date of deposit. The trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of a Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

If a Fund redeems Creation Units in cash in addition to, or in place of, the delivery of a basket of securities, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Non-U.S. Investors. Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by a Fund as interest-related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and that Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult a personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws. More information about taxes is included in the SAI.

Shareholder Rights

Derivative Claims of Shareholders. The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders in the name of the Trust or the Fund in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration of Trust provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a written demand must first be made on the Trustees by no less than three shareholders who are unaffiliated and unrelated to each other. Further, shareholders who collectively own shares representing 5% or more of all outstanding shares to which the action relates must join in initiating the derivative action. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If upon such consideration a majority of the Trustees who are considered independent for the purposes of considering the demand determine that such a suit should be maintained, then the appropriate officers of the Trust shall either cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively or permit the complaining shareholders to proceed derivatively. If, however, a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.

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Only if required by law shall the Trust be responsible for payment of attorneys’ fees and legal expenses incurred by a shareholder bringing a derivative or direct action. If a demand is rejected, and a court determines that the derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration of Trust, the shareholder(s) bringing the action will be responsible for the Fund’s costs, including attorneys’ fees.

No shareholder may bring a direct action unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Trust generally.

Each of the foregoing provisions do not apply to claims under the federal securities laws.

Waiver of Right to Jury Trial. Shareholders waive their right to a jury trial for actions commenced by a shareholder (i) directly, against (a) the Trust or a Fund, (b) its Trustees or officers related to, arising out of or concerning the Trust, its business or operations, and/or (c) otherwise related to, arising out of or concerning the Trust, its business or operations or (ii) derivatively in the right or name of, or on behalf of the Trust or a Fund (“Covered Actions”).

Forum for Adjudication of Disputes. The Declaration of Trust provides that Covered Actions must be brought exclusively in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including § 202.70 thereof (each, a “Designated Court”). The Trust, its Trustees, officers, employees and Shareholders (a) waive any objection to venue in either Designated Court, and (b) waive any objection that either Designated Court is an inconvenient forum. This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that such shareholder finds favorable or convenient with respect to disputes with Trustees, Officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims.

Additional Information

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Funds are treated as registered investment companies. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in exchange-traded funds offered by the Trust, including the Funds, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, if a Fund was to invest in securities of other investment companies beyond the limits for an acquired fund set forth in Rule 12d1-4, other registered investment companies would not be permitted to rely on that rule to invest in a Fund in excess of the Section 12(d)(1)(A) limits.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Funds’ distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares of a Fund. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

34

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of a Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of a Fund that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of a Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

The Funds are new and therefore do not have any information regarding how often their shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) its NAV. This information will be available, however, at www.brandes.com/etfs after the Funds’ shares have traded on the Exchange for a full calendar quarter.

Financial Highlights

Because the Funds have not commenced operations prior to the date of this prospectus, financial highlights information is not available.

35

More information on the Funds is available free upon request, including the following:

Annual/Semiannual Report

Additional information about each Fund’s investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more details about the Funds and their policies. The SAI is incorporated by reference (and is legally considered part of this prospectus).

Householding

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

How to Request the SAI, the Fund’s latest Annual and Semi-Annual Report, and Other Information about the Fund, and to make Shareholder Inquiries:

By telephone (toll-free). Call (866) 307-0477

By mail.

The 2023 ETF Series Trust

c/o Foreside Management Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

On the Internet. Certain Fund documents can be viewed online or downloaded from:

Free of charge from the SEC’s EDGAR database at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Free of charge from the Fund’s website at www.brandes.com/etfs.

Investment Company Act file number: 811-23883

STATEMENT OF ADDITIONAL INFORMATION

October 4, 2023

Brandes U.S. Small-Mid Cap Value ETF (Ticker Symbol: BSMC)

Brandes U.S. Value ETF (Ticker Symbol: BUSA)

Brandes International ETF (Ticker Symbol: BINV)

a series of The 2023 ETF Series Trust

The Funds’ Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc.

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus for the Brandes U.S. Small-Mid Cap Value ETF, Brandes U.S. Value ETF, and Brandes International ETF, (each, a “Fund” and collectively, the “Funds”), dated October 4, 2023, as may be revised from time to time (the “Prospectus”). A copy of the Prospectus may be obtained without charge by writing the Funds at: The 2023 ETF Series Trust c/o Foreside Management Services, LLC, Three Canal Plaza, Suite 100, Portland Maine 04101, by visiting the Funds’ website at www.brandes.com/etfs, or by calling toll-free (866) 307-0477.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST	1
INFORMATION ABOUT INVESTMENT POLICIES, PERMITTED INVESTMENTS, AND RELATED RISKS	1
INVESTMENT RESTRICTIONS	19
EXCHANGE LISTING AND TRADING	21
MANAGEMENT OF THE TRUST	21
CODES OF ETHICS	26
PROXY VOTING POLICIES	26
MANAGEMENT SERVICES	29
THE PORTFOLIO MANAGERS	30
THE DISTRIBUTOR	32
THE ADMINISTRATOR	33
THE CUSTODIAN	33
THE TRANSFER AGENT	33
COMPLIANCE SERVICES	34
BOARD SUPPORT SERVICES	34
OTHER DISTRIBUTION AND MARKETING ARRANGEMENTS	34
LEGAL COUNSEL	34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
DISCLOSURE OF PORTFOLIO HOLDINGS	34
DESCRIPTION OF SHARES	35
LIMITATION OF TRUSTEES’ LIABILITY	35
SHAREHOLDER RIGHTS	36
BROKERAGE TRANSACTIONS	37
PORTFOLIO TURNOVER RATE	38
BOOK ENTRY ONLY SYSTEM	38
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	39
PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS	40
DETERMINATION OF NET ASSET VALUE	46
DIVIDENDS AND DISTRIBUTIONS	47
FEDERAL INCOME TAXES	47
FINANCIAL STATEMENTS	56

GENERAL INFORMATION ABOUT THE TRUST

The 2023 ETF Series Trust (the “Trust”) is an open-end management investment company consisting of multiple investment series. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 23, 2023 (the “Declaration of Trust”). This SAI relates solely to the Funds. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares of the Trust into separate series. Pursuant thereto, the Trustees have created the Funds. Additional series may be added in the future from time to time.

Brandes Investment Partners, L.P. (the “Advisor”) serves as the investment advisor to the Funds. In addition, Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ distributor, and The Bank of New York Mellon serves as the Funds’ transfer agent and custodian, and also provides administrative services to the Funds. References to the “Advisor” in this SAI are solely in relation to the Funds and not any other series of the Trust.

Each Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). Each Fund generally offers and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Each Fund’s shares are listed on the Cboe BZX Exchange, Inc. (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from each Fund’s NAV per share. Each Fund’s shares are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.

INFORMATION ABOUT INVESTMENT POLICIES,

PERMITTED INVESTMENTS, AND RELATED RISKS

Each Fund’s investment objective, principal investment strategies and principal risks are described in the Prospectus.

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities will fluctuate because of changes in the financial condition of the issuers of the portfolio securities, the value of securities generally, and other factors. An investor could lose money by investing in a Fund.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, and banking crises.

The following are descriptions of the Funds’ investment practices and permitted investments and the associated risk factors. Each Fund will only engage in the following investment practices and invest in the following instruments if such practice or investment is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.

DIVERSIFICATION

Each Fund is classified as a diversified investment company under the Investment Company Act of 1940 (the “1940 Act”).

EQUITY SECURITIES

Equity securities represent ownership interests in a company. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Preferred Stocks. Preferred stocks also are units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Trust Preferred Securities. Each Fund may invest in trust-preferred securities, which share characteristics of preferred stock, corporate debt, and asset-backed securities. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on trust preferred securities match the interest payments on the debt securities. If no interest is paid on the underlying debt securities, the trust will not make interest payments to holders of its preferred securities. Unlike typical asset-backed securities, trust preferred securities have only one underlying obligor and are not over-collateralized. For that reason, the market may effectively treat trust preferred securities as subordinate corporate debt of the underlying issuer. Issuers of trust preferred securities receive favorable tax treatment. If the tax rules regarding trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to holders.

Convertible Securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the investor’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock). Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Initial Public Offerings. The Funds may purchase equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Funds may hold securities purchased in an IPO for a very short period of time. As a result, a Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve a Fund’s performance.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

General Risks of Investing in Stocks. While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

●	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

●	Factors affecting an entire industry, such as increases in production costs; and

●	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Risks of Investing in Small and Medium-Sized Companies. Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Risks of Investing in Large-Sized Companies. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

REAL ESTATE INVESTMENT TRUSTS

The Funds may invest in real estate investment trusts and similar entities (“REITs”). Equity REITs invest directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest in mortgages on real property and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of equity and mortgage REITs. A U.S. REIT is not taxed on income distributed to its shareholders or unit holders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholder or unit holders at least 90% of its taxable income for each taxable year.

REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, variations in rental income and defaults by borrowers or tenants. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

WHEN-ISSUED SECURITIES

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. Each Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. Each Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments. Such transactions, however, would be deemed not to involve a senior security (i.e., will not be considered derivatives transactions or subject to asset segregation requirements), provided that (i) a Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. If such a transaction were considered to be a derivatives transaction, it would be subject to the requirements of Rule 18f-4 under the 1940 Act. For a discussion of the requirements of Rule 18f-4, please see the “Futures Contracts, Options, and Swap Agreements” section of this SAI.

FOREIGN SECURITIES

Foreign Issuers.  Each Fund may invest in securities of issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include depositary receipts, which are described further below, “ordinary shares,” and “New York shares” issued and traded in the United States.  Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. American Depositary Receipts (“ADRs”), ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The U.S. dollar value of securities of foreign issuers and of distributions in foreign currencies from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile compared to those of domestic securities. Therefore, a Fund’s investment in foreign securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees also are generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates also may affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Many foreign countries lack uniform accounting, auditing and financial reporting standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in companies located in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Depositary Receipts.  A Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers.  ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. American Depositary Shares (“ADSs”) are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on an American stock exchange. ADSs are issued by depository banks in the United States under an agreement with the foreign issuer, and the entire issuance is called an ADR and the individual shares are referred to as ADSs. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world.  Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

Depositary Receipts may be sponsored by foreign issuers or may be unsponsored. Unsponsored Depositary Receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs.

Geographic Concentration and Country Risk. A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Foreign Currency Transactions. The Funds may enter into foreign currency transactions. Each Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. A Fund generally will not enter into a forward contract with a term of greater than one year. Although forward contracts may be used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund’s total return will be adversely affected as a result. Forward currency contracts are considered derivatives. Accordingly, under the Derivatives Rule, a Fund’s obligations with respect to these instruments will depend on the Fund’s aggregate usage and exposure to derivatives. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, no fees or commissions are involved. Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of a Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served by doing so. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. If a Fund retains a portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. The Funds’ dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Government Obligations. The Funds may invest in foreign government obligations, which are debt securities issued or guaranteed by a supranational organization, or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

Legal, Regulatory, and Taxation Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States. In addition, foreign markets for derivatives may be subject to less supervision, may provide less disclosure, and may present different or greater operational, custody, counterparty, and other risks than the markets for derivatives in the United States. Furthermore, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts. The holding of foreign securities may be limited by the Fund to avoid investments in certain Passive Foreign Investment Companies (“PFICs”). The Fund’s investments in PFICs may subject it to complex tax rules and result in unfavorable tax costs.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

DEBT-RELATED INVESTMENTS

Debt securities include securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities, and political subdivisions, foreign governments, their authorities, agencies, instrumentalities, and political subdivisions, supra-national agencies, corporate debt securities, master-demand notes, Yankee dollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities. Debt securities may be investment grade securities or non-investment grade securities (also known as high yield securities or junk bonds).

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity).

Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Given the historically low interest rate environment, risks associated with rising rates are heightened. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors.

Because interest rates vary, the future income of a fund that invests in fixed income securities cannot be predicted with certainty. The future income of a fund that invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

Bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the bonds may not be able to meet their obligations on interest or principal payments at the time called for by the bond.

High Yield Bonds. Each Fund may invest in high yield bonds. Below investment grade debt securities, commonly referred to as “high yield bonds” or “junk bonds” are considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated securities. Like all fixed income securities, the market values of high yield securities tend to vary inversely with the level of interest rates, and the yields and market values of such securities fluctuate over time reflecting the market’s perception of credit quality and the outlook for economic growth. However, high yield securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates and adverse issuer-specific developments. In addition, the prices of high yield securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The risk of loss because of default by issuers of high yield securities is significantly greater because medium and lower-rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. Their value and liquidity also may be diminished by adverse publicity and investor perceptions. Also, legislative and regulatory developments may have an adverse effect on the market value of these securities. Because high yield securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell these securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. In such an event, such securities could be regarded as illiquid for the purposes of the limitation on the purchase of illiquid securities. Thinly traded high yield securities may be more difficult to value accurately for the purpose of determining a Fund’s net asset value. Also, because the market for certain high yield securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither such event will require sale of the securities by the Fund, although the Advisor will consider the event in determining whether the Fund should continue to hold the security.

Corporate Debt Obligations. The Funds, to the extent permitted by the Prospectus, may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

The Funds may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund will not invest more than 5% of its total assets in hybrid instruments. Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, each Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as The Federal National Mortgage Association (Fannie Mae), the Government National Mortgage Association (Ginnie Mae), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Securities backed by the full faith and credit of the United States are generally considered to be among the most creditworthy investments available. While the U.S. Government continuously has honored its credit obligations, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its impact on the securities markets; however, it is very likely that default by the United States would result in losses and market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected.

●	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

●	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

●	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

●	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of shares of a Fund.

Ratings. An investment grade rating means the security or issuer is rated investment-grade by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Ltd. (“Fitch”) or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by the investment adviser, as applicable. Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment grade” securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics; and bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Liquidity Risk

Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income exchange-traded funds may be higher than normal causing increased supply in the market due to selling activity. There can be diminished liquidity for certain equity securities as well. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, that Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It also may be the case that other market participants may be attempting to liquidate equity or fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

BORROWING

Each Fund may borrow money and/or securities for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Each Fund may use leverage during periods when the Advisor believes that the Fund’s investment objective would be furthered.

Each Fund also may borrow money to facilitate management of its portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Section 18 of the 1940 Act imposes limitations on the amount of borrowing or leverage that a registered investment company may incur. As required by the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Each Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, which may include those managed by the Advisor.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Trust’s Board of Trustees (the “Board”) who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities. Consistent with interpretations of the 1940 Act issued by the staff of the Securities and Exchange Commission (the “SEC”), which interpretations may change from time to time, the Fund may not have on loan at any given time securities representing more than one-third of its total assets (inclusive of collateral received from borrowers).

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Advisor believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. Under the 1940 Act, each Fund may elect to treat reverse repurchase agreements either as (i) borrowings subject to the asset coverage requirement of Section 18 of the 1940 Act or (ii) derivatives transactions for purposes of Rule 18f-4 under the 1940 Act including, as applicable, the value at risk (“VaR”) test to limit leverage risk. The use of reverse repurchase agreements is not a principal strategy of any Fund.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it may segregate assets, determined to be liquid by the Advisor in accordance with established procedures in an amount sufficient to meet such commitments. Each Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Each Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund. Under the SEC’s rule applicable to the Fund’s use of derivatives, delayed funding loans are not derivatives transactions. A Fund will only enter into such agreements if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements as they come due.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Advisor; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including money market funds and other exchange-traded funds (“ETFs”), subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1)(A), each Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent permitted by the 1940 Act or rule, regulation, no-action relief, or exemptive relief thereunder, each Fund may invest its assets in securities of investment companies in excess of the limits discussed above, subject to applicable conditions.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Advisor and the other expenses that the Fund bears directly in connection with its own operations.

The acquisition of a Fund’s shares by investment companies is subject to the same limitations of Section 12(d)(1) of the 1940 Act discussed above. Similarly, investments in excess of the limitations may be permitted by the 1940 Act or rule, regulation, no-action relief, or exemptive relief thereunder, subject to applicable conditions.

ILLIQUID INVESTMENTS

Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the percentage of a Fund’s net assets invested in illiquid investments exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid investments.

A Fund may not be able to sell illiquid investments when desired or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations and such investments may have an adverse impact on NAV.

FUTURES CONTRACTS, OPTIONS, AND SWAP AGREEMENTS

Each Fund may utilize futures contracts, options contracts and swap agreements. Rule 18f-4 under the 1940 Act imposes requirements and restrictions on a fund’s use of certain derivatives that may oblige the fund to make payments or incur additional obligations in the future. Rule 18f-4 imposes limits on the amount of leverage risk to which a fund may be exposed through such derivatives. If a fund’s derivatives exposure is more than 10% of its net assets the fund must apply a VaR test to its use of certain derivatives and financing transactions, establish and maintain a derivatives risk management program, and appoint a derivatives risk manager to implement such program.

Futures Contracts. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Options. Each Fund may purchase and sell put and call options. A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Restrictions on the Use of Futures and Options. Under Rule 4.5 of the Commodity Exchange Act (the “CEA”), the investment adviser of a registered investment company may claim exclusion from registration as a commodity pool operator only if the registered investment company that it advises uses commodity interests solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to commodity interests do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions). Rule 4.5 effectively limits a Fund’s use, and its investment in, funds that make use of futures, options on futures, swaps, or other commodity interests. Each Fund currently intends to comply with the terms of Rule 4.5 so as to avoid regulation as a commodity pool, and as a result, the ability of the Fund to utilize, or invest in funds that utilize futures, options on futures, swaps, or other commodity interests may be limited in accordance with the terms of the rule.

Risks of Futures and Options Transactions. Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Swap Agreements. Each Fund may enter into swap agreements, including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. Each Fund may write (sell) and purchase put and call swaptions. Each Fund also may enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. Each Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Each Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. A Fund may lose money in a total return swap if the counterparty fails to meet its obligations.

SHORT SALES

Each Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Rule 18f-4 under the 1940 Act imposes requirements and restrictions on a fund’s use of short sales.

RECENT MARKET CIRCUMSTANCES

The current political climate has intensified concerns about the relationship between China and the United States, as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Funds’ performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, also may adversely impact the performance of the Funds. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Funds’ operations.

Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. The potential for wider conflict may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries affected by the invasion. In addition, the ability to price, buy, sell, receive, or deliver such securities also is affected due to these measures. For example, a fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent a fund from selling these investments. Any exposure that a fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the fund’s portfolio.

The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals) are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Rates of inflation have recently risen. Inflation has affected the global economy and global financial markets. Inflation occurs when prices increase and the purchasing power of money decreases. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a fund’s assets can decline as can the value of a fund’s distributions. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Governments around the world, including the U.S. government, have taken steps designed to manage inflation, including raising interest rates, and interest rates may remain elevated or may rise further.

The impact of these developments in the near– and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

CYBER SECURITY RISK

Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds also may incur additional costs for cyber security risk management purposes. Similar types of cyber security risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

LIBOR Risk

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and it is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee, is now publishing the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have begun publication. Markets are slowly developing in response to these new rates. Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to determine, and they may vary depending on factors that include, but are not limited to, (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallback provisions for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, and there may be a reduction in the value of certain instruments held by a Fund.

Structured Notes

The Funds may invest in structured notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

Loan Participations and Assignments

The Funds may purchase participations in and assignments of commercial loans. Such loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. Such indebtedness may be secured or unsecured and may be senior or subordinate to other obligations of the borrower. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than investments in corporate loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral. By purchasing a participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan. The loan is administered by an agent bank or other financial intermediary acting as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. In addition, the agent is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely upon the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. When a Fund purchases a loan assignment, the Fund acquires direct rights against the borrower on the loan. However, since assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchase of an assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the assignment. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. Changes in market interest rates may cause a decline in the value of these investments. Other factors, such as rating downgrades, credit deterioration, large downward movements in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. In the event of bankruptcy of the borrower, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. To the extent that a senior loan is collateralized by stock of the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. When purchasing loan participations, a Fund assumes not only the credit risk associated with the corporate borrower but also may assume the credit risk associated with an interposed bank or other financial intermediary. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise. The participation interests in which the Funds intend to invest may not be rated by any nationally recognized rating service. Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is a conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely upon the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds. The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of such limits, the Funds generally will treat the corporate borrower as the “issuer” of indebtedness held by the Funds. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variation in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the overnight market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. The Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitations on illiquid investments. Investments in loan participation or loan assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Funds.

Participatory Notes

Each Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and each Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying equity securities they seek to replicate.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For these purposes, a majority of a Fund’s outstanding voting securities means the vote of the lesser of: (A) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1.	Concentrate its investments in a particular industry or group of industries (i.e., invest more than 25% of its total assets in the securities of companies in a particular industry or group of industries). For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Purchase securities of an issuer if such purchase would cause a Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Brandes U.S. Small-Mid Cap Value ETF and Brandes U.S. Value ETF have the following non-fundamental policies, which may be changed without a shareholder vote:

1.	Without providing 60 days prior notice to shareholders, the Brandes U.S. Small-Mid Cap Value ETF may not change its investment policy to invest, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes), measured at the time of purchase, in securities of U.S. companies with small- and mid-market capitalizations.

2.	Without providing 60 days prior notice to shareholders, the Brandes U.S. Value ETF may not change its investment policy to invest at least 80% of its net assets (plus any borrowings for investment purposes), measured at the time of purchase, in securities of U.S. companies.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing more than 25% of an investment company’s total assets in a particular industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, if entered into and maintained in compliance with Rule 18f-4.

Lending. The 1940 Act does not permit a fund to make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate but does require that every investment company have a fundamental investment policy governing such investments. The Fund will not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may purchase securities issued by companies that own or invest in real estate (including REITs, securities that are secured by interests in real estate, and securities that represent interests in real estate. The Fund also may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Commodities. The 1940 Act does not directly restrict a Fund’s ability to invest in commodities, but the 1940 Act requires every investment company to have a fundamental investment policy governing such investments. Accordingly, a Fund may purchase or otherwise acquire, for example: (i) securities issued by companies which own or invest in commodities or commodities contracts; or (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the company.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

Shares of each Fund are approved for listing and trading on the Exchange. Shares trade on the Exchange at prices that may differ from their NAV. There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of the Fund’s shares.

The Exchange will consider the suspension of trading in, and will initiate delisting procedures of, the shares of the Funds under any of the following circumstances: (1) if the Exchange becomes aware that a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) if any of the continued listing requirements set forth in the Exchange’s rules are not continuously maintained; (3) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 record and/or beneficial holders of the Fund’s shares; or (4) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares from listing and trading upon termination of the Trust or a Fund.

As in the case of other publicly traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

The Trust reserves the right to adjust the share price of each Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which each Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Board. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The Trustees’ role in risk oversight begins before the inception of each Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies, and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Advisor and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Advisor and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to renew the advisory agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and each Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Advisor risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board has designated the Advisor as the Funds’ valuation designee that, subject to the oversight of the Board, is responsible for implementing the Trust’s valuation policy with respect to the Funds and providing reports to the Board concerning Fund investments for which market quotations are not readily available and, thus, are fair valued by the Advisor as valuation designee. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, the Chief Compliance Officer, the independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Advisor and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are four members of the Board, all of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Robert Howard serves as Chairman of the Board and serves as a liaison for the Board with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and sets the agenda for meetings of the Board. Independent Trustees comprise 100% of the Board. The Trust has determined its leadership structure, in which the Chairman of the Board is an Independent Trustee, is appropriate given the specific characteristics and circumstances of the Trust.

Set forth below is information about each of the persons currently serving as a Trustee of the Trust. The address of each Trustee of the Trust is The 2023 ETF Series Trust c/o Foreside Management Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During the Past 5 Years
Robert Howard (1971)	Trustee	Since 2023	Founder and Chief Investment Officer, Sierra Brook Capital, LLC (since 2016); Founder and President, Sierra Investments PR LLC (since 2022)	4	Trustee and Chairman of the Board of The 2023 ETF Series Trust II (2023 - present)
Joan Binstock (1954)	Trustee	Since 2023	Partner, Chief Financial and Operations Officer, Lord Abbett & Co. LLC (1999-2018); Lovell Minnick Partners, Advisers Counsel (since 2018)	4	Trustee of The 2023 ETF Series Trust II (2023 – present); Independent Director, KKR Real Estate Select Trust Inc. (since 2020); Independent Director, Morgan Stanley Direct Lending Fund (since 2019); Independent Director, BBH Trust (since 2019); Independent Director, Simcorp A/S (2018-2023)
Ellen Needham (1967)	Trustee	Since 2023	Senior Managing Director, State Street Global Advisors (1992-2023); Chairman, SSGA Funds Management, Inc. (2020-2023); President and Director, SSGA Funds Management, Inc. (2001-2023); Director, State Street Global Advisors, Funds Distributors, LLC (2017-2023)	4	Trustee of The 2023 ETF Series Trust II (2023 - present); Interested Director, SSGA SPDR ETFs Europe I plc (2020-2023); Interested Director, SSGA SPDR ETFs Europe II plc (2020-2023); Interested Trustee, State Street Navigator Securities Lending Trust, State Street Institutional Investment Trust, State Street Institutional Funds, State Street Master Funds, SSGA Funds, and Elfun Funds (2019-2023); Director, State Street Variable Insurance Series Funds, Inc. (2019-2023)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During the Past 5 Years
Thomas Lydon, Jr. (1960)	Trustee	Since 2023	President, Lydon Asset Management (dba Global Trends Investments) (since 1996); Vice Chairman, VetaFi LLC (since 2021); Co-Chief Executive Officer, ETF Flows LLC (2019-2022).	4	Trustee of The 2023 ETF Series Trust II (2023-present); Independent Trustee, Guggenheim Managed Funds (since 2005); Director, US Global Investors, Inc. (since 1995)

[1]	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared incompetent by a court of competent jurisdiction, or is removed.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Howard should serve as a Trustee because of his substantial experience in the financial services industry. He is currently the Founder and Chief Investment Officer of Sierra Brook Capital, LLC and Founder and President of Sierra Investments PR LLC. Mr. Howard is a former partner at both Goldman, Sachs & Co. (“GS”) and Kohlberg Kravis Roberts & Co. (“KKR”) as well as a former Managing Director at Harvard Management Company (“HMC”). He spent over 15 years at GS where he was eventually the head of Goldman Sachs Principal Strategies’ Americas equities/credit investment businesses. Subsequently, he was the head of KKR Equity Strategies, KKR’s first-ever hedge fund, and then head of the US long/short equity business within HMC. In addition, Mr. Howard holds the Chartered Financial Analyst designation from the CFA Institute.

The Trust has concluded that Ms. Needham should serve as a Trustee because she has more than 30 years of experience in the financial services industry, including serving in executive management roles with financial services institutions. Her previous roles include Senior Managing Director of State Street Global Advisors, Head of Global Funds Management, and President of SSGA Funds Management, Inc., director of SSGA Funds Management, Inc., and director of State Street Global Advisors Funds Distributors, LLC. In these roles, Ms. Needham was responsible for managing firm-wide processes that focus on governance, fund structure, sub-adviser oversight, tax, product viability, distribution, ongoing monitoring and regulatory coordination across all products globally. Ms. Needham also served as an interested director for the State Street Institutional Investment Trust, State Street Master Funds, Navigator Trust, SSGA Funds, Elfun Funds, State Street Institutional Funds State Street Variable Insurance Funds, Inc., SPDR Europe I plc, and SPDR Europe II plc.

The Trust has concluded that Ms. Binstock should serve as a Trustee because of the experience she has gained as Chief Financial and Operating Officer of a registered investment adviser for 20 years. Ms. Binstock also is a licensed Certified Public Accountant. She holds a M.B.A. from New York University and a B.A. from the University of Binghamton.

The Trust has concluded that Mr. Lydon should serve as a Trustee because of his extensive experience in the financial services industry. Mr. Lydon currently serves as President of Global Trends Investments, a registered investment adviser, and as the Vice Chairman of VettaFi, an index provider and digital fund distribution platform. Mr. Lydon also serves as a member of the board of U.S. Global Investors, Inc., a registered investment adviser and transfer agent, and Guggenheim Managed Funds, a complex of investment companies.

Board Committees. The Board has established the following committees:

Audit Committee. The Board has an Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters. The Audit Committee also serves as the Trust’s Qualified Legal Compliance Committee, which provides a mechanism for reporting legal violations. The Audit Committee meets periodically, as necessary, and because the Trust is newly formed, did not meet during the most recently completed fiscal year.

Nominating Committee. The Board has a Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary, and because the Trust is newly formed, did not meet during the most recently completed fiscal year.

Trustee Compensation. Because the Trust is new, the Board has agreed to defer any determination regarding compensation to be paid to each Trustee. The Board expects to consider the amount of compensation to be paid for service on the Board at a later date.

Fund Shares Owned by Board Members. The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of shares of each Fund, including any registered investment company within the same family of funds and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”). As of the end of the most recently completed calendar year, none of the Trustees owned shares of the Funds, any other series of the Trust, or any other investment company within the same family of funds.

Officers. Set forth below is information about each of the persons currently serving as officers of the Trust. The address of each officer of the Trust is The 2023 ETF Series Trust c/o Foreside Management Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Trent Statczar (1971)	President	Since 2023	Senior Principal Consultant and Fund Officer, ACA Group, LLC (since 2018).
Michael Minella (1971)	Treasurer	Since 2023	Senior Principal Consultant and Fund Chief Compliance Officer (since 2022), ACA Group, LLC; Director of Audit and Risk Strategy & Planning (2021-2022), Fidelity Investments; Vice President and Director, Funds’ Treasurer’s Office and Investment & Adviser Compliance (2009-2021), Fidelity Management & Research Company.
James Chekos (1977)	Secretary	Since 2023	Principal Consultant and Fund Secretary, Foreside Fund Officer Services, LLC (d/b/a ACA Group, LLC) (since 2018).
Jack Huntington (1970)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2023	Senior Principal Consultant and Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC (since 2015).

[1]	Each officer serves at the pleasure of the Board.

CODES OF ETHICS

The Trust and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities, including those that may be purchased or held by the Funds.

PROXY VOTING POLICIES

The Board has delegated the responsibility to vote proxies for securities held in each Fund’s portfolio to the Advisor. Proxies for the portfolio securities are voted in accordance with the Advisor’s proxy voting policies and procedures, a summary of which is set forth below. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (866) 307-0477 and on the SEC’s website at www.sec.gov.

The Funds do not invest in any security for the purpose of exercising control or management. Because the Advisor is in a better position than the Board of Trustees to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly, the Funds have delegated their authority to vote proxies to the Advisor, subject to the supervision of the Board. The Funds’ proxy voting policies are summarized below.

Policies of the Funds’ Investment Advisor

The Advisor shall take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of its clients, including the Funds, which generally means voting proxies with a view to enhancing the long-term value of the shares of stock held in client accounts. The long-term financial interest of the Advisor’s clients, including the Funds, is the primary consideration in determining how proxies should be voted.

The Advisor votes proxies in accordance with the following three governing principles:

1. Proxy Voting

One of the most significant rights as shareholders is the right to vote at a company’s annual and extraordinary meetings. In voting proxies on behalf of the Advisor’s clients, the Advisor ensures that our clients’ votes are cast in a manner that is most consistent with the Advisor’s Proxy Voting Guidelines, and which are based on the underlying guiding principle of voting in the best economic interests of shareholders over the long term.

2. Corporate Governance

The Advisor believes well-governed companies should apply prudent principles to their corporate governance structure and demonstrate consistency with them through the decisions they make. Fundamental to a well-governed company is an appropriately structured and functioning board that is comprised of qualified and engaged directors. The Advisor’s assessment process consists of consulting a variety of sources, including relevant company filings and research materials provided by proxy advisors and other third parties, as well as engaging with company management. Accordingly, the Advisor believes all corporate boards of directors should display the following traits:

●	Act independently from management, free from conflicts of interest and in the best interests of the shareholders

●	Make decisions that are consistently in the best interests of the shareholders and be held accountable for such decisions and actions

●	Give the highest priority to shareholder rights and equality in treatment of shareholders

●	Evaluate management in an objective manner, ensuring that compensation programs are reasonable in size and commensurate with performance

●	Communicate with shareholders in a timely, responsive, and transparent manner

The Advisor considers the following principles in assessing corporate governance votes in order to encourage companies to take the actions that the Advisor believes, in the long run, are in the best economic interest of the shareholders, and therefore, will analyze and consider individual company circumstances in light of the following:

●	Independence and Effectiveness of the Board of Directors

●	Alignment of Management and Director Remuneration

●	Protection of Shareholder Rights

3. Responsible Ownership

While proxy voting is a basic and important fundamental right, it is only one of the Advisor’s areas of focus on behalf of its clients as shareholders. The Advisor is also committed to continuing to monitor a company’s financial and non-financial performance after each investment has been made. In doing so, the Advisor embraces the concept of being an active, engaged, and responsible owner of the companies the firm invests in on behalf of the Advisor’s clients. Accordingly, the Advisor participates in a number of activities on a case-by-case basis, including:

●	Ongoing engagement and dialogue with companies

●	Assessment of the ability of the board of directors to make effective decisions that are in the best interests of shareholders

●	Collaboration with other shareholders where appropriate

At least annually, The Advisor presents to the Board its policies, procedures and other guidelines for voting proxies. In addition, The Advisor shall notify the Board promptly of material changes to any of these documents. The Board will monitor the implementation of these policies to ensure that the Advisor’s voting decisions:

●	Are consistent with the Advisor’s fiduciary duty to each Fund and its shareholders;

●	Seek to maximize shareholder return and the value of Fund investments;

●	Promote sound corporate governance; and

●	Are consistent with each Fund’s investment objectives and policies.

International Proxy Voting

Voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical challenges in voting foreign proxies include the following:

●	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions, and share blocking.

●	To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. The Advisor may refrain from voting shares of foreign stocks subject to blocking restrictions where, in the Advisor’s judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

●	Often it is difficult to ascertain the date of a shareholder meeting because certain countries do not require companies to publish announcements in any official stock exchange publication.

●	Time frames between shareholder notifications, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

●	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

●	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.

●	Lack of a “proxy voting service” by custodians in certain countries. In countries in which custodians do not offer a “proxy voting service”, the Advisor will attempt, on a best efforts basis, to lodge votes in such countries.

●	Presence of voting fees in countries in which custodians do not offer a “proxy voting service”, may limit the Advisor’s ability to lodge votes in such countries.

●	Due to limited voting ability of some ADR programs, the Advisor will attempt on a best efforts basis, to vote when it is prudent to do so and if the Depositary offers a path to receive our vote instructions.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), the Advisor may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

Conflicts of Interest

The Advisor is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when:

(i) Proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with the Advisor;

(ii) The Advisor has material business relationships with participants in proxy contests, corporate executives, corporate directors or director candidates;

(iii) Proxy votes regarding non-routine matters are solicited by an issuer in which the Advisor has a vested interest involving different products, type or class of securities; or

(iv) An Advisor employee has a material personal interest in the outcome of a particular matter before shareholders.

The Advisor is committed to resolving all such and similar conflicts in its clients’ best interests. The Advisor has developed these policies and procedures to serve the best interests of its clients, and accordingly, will generally vote pursuant to its Guidelines when conflicts of interest arise. Proxy voting proposals that give rise to conflicts of interest that are not addressed by the Guidelines, including conflicts that may arise when the Advisor holds both equity and fixed income securities of the same issuer on behalf of its clients and there are contested situations, will be evaluated on a case-by-case basis by the Advisor’s ESG Oversight Committee, in consultation with the Global Head of Compliance (“GHOC”) and the steps taken to address the issue will be documented in writing.

If necessary, the ESG Oversight Committee, GHOC and senior management will consult with an independent consultant or outside counsel to resolve any material conflicts of interest. Possible resolutions of such conflicts may include:

(i) Voting in accordance with the guidance of an independent consultant or outside counsel;

(ii) Erecting information barriers around the person or persons making voting decisions;

(iii) Designating a person or committee to vote that has no knowledge of any relationship between the Advisor and the issuer, its officers or directors, director candidates, or proxy proponents; or voting in other ways that are consistent with the Advisor’s obligation to vote in its clients’ best interests.

MANAGEMENT SERVICES

The Advisor

Brandes Investment Partners, L.P. has been in business, through various predecessor entities, since 1974. As of March 31, 2023, the Advisor managed approximately $20.8 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals. The Advisor’s offices are located at 4275 Executive Square, 5th Floor, La Jolla, California 92037. The Advisor is an independent investment advisory firm and is a Delaware limited partnership. The Advisor has two partners: Co-GP, LLC (“Co-GP”), a Delaware limited liability company, with a minority general partnership interest; and Brandes Worldwide Holdings, L.P. (“Brandes Worldwide”), a Delaware limited partnership, with a majority limited partnership interest. Glenn Carlson and Jeffrey Busby each own a 50% interest in Co-GP. Co-GP is also the managing general partner of Brandes Worldwide, owning a nominal partnership interest. Through Co-GP and Brandes Worldwide, the Advisor is 100% beneficially owned by senior members of the Advisor.

The Trust and the Advisor have entered into an investment advisory agreement with respect to the Funds (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor provides investment advisory services to each Fund and is responsible for the day-to-day management of each Fund, including, among other things, ensuring each Fund has a continuous investment program, trading portfolio securities on behalf of each Fund, and selecting broker-dealers to execute purchase and sale transactions, subject to the oversight of the Board.

For the services the Advisor provides to the Funds, each Fund pays the Advisor a fee, calculated daily and paid monthly, at an annual rate of the average daily net assets of each Fund as follows:

Fund	Advisory Fee
Brandes U.S. Small-Mid Cap Value ETF	0.70%
Brandes U.S. Value ETF	0.60%
Brandes International ETF	0.70%

Under the Advisory Agreement, the Advisor has agreed to pay all expenses incurred by the Fund except for the advisory fee; interest charges on any borrowings; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; proxy and shareholder meeting expenses (unless the need for a shareholder meeting is caused by the Advisor, such as a change of control of the Advisor); fees and expense related to the provision of securities lending services; acquired fund fees and expenses; taxes, including accrued deferred tax liability; legal fees or expenses in connection with any arbitration, litigation, or pending or threatened arbitration or litigation, including any settlements in connection therewith; extraordinary expenses (as mutually determined by the Board and the Advisor); and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, in accordance with the 1940 Act. The Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding voting securities of that Fund, or by the Advisor on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Consultant to the Advisor

GS ETF Accelerator, a business division of Goldman Sachs & Co. LLC (“GS&Co.”), which in turn, is a subsidiary of Goldman Sachs Group, Inc. (“Goldman Sachs”), located at 200 West Street, New York, NY 10282 (“GS ETF”), provides ETF-launch and on-going related consulting services to investment advisers registered under the Investment Advisers Act of 1940 who have signed an agreement with GS&Co. to provide such services. GS ETF consulting services are designed to assist advisers with ETF formation and on-going operations. GS ETF receives a fee from the Advisor for these services. Separately, GS&Co. may provide brokerage and trading services to the Advisor and the Advisor’s funds under a separate fee arrangement.

Neither Goldman Sachs, GS&Co., nor GS ETF is affiliated with the Funds or the Advisor or any other Fund service provider.

THE PORTFOLIO MANAGERS

Chris Duncan, Michael Hutchens, and Greg Rippel serve as portfolio managers for the Brandes U.S. Small-Mid Cap Value ETF. Brent Fredberg, Ted Kim, Kenneth Little, and Brian A. Matthews serve as portfolio managers for the Brandes U.S. Value ETF. Brent V. Woods, Amelia Maccoun Morris, Jeffrey Germain, Shingo Omura, and Luiz G. Sauerbronn serve as portfolio managers for the Brandes International ETF. This section includes information about the portfolio managers, including information about compensation, other accounts managed, and the dollar range of Fund shares owned.

Portfolio Manager Compensation. As of July 31, 2023, the Advisor’s compensation structure for portfolio managers/analysts consists of: competitive base salaries, participation in an annual bonus plan, and eligibility for participation in the Advisor’s equity through partnership or phantom equity. The base salary for each of the portfolio managers is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals. Compensation is not based on the performance of the Funds or other accounts. There is no difference between the method used to determine the compensation of the portfolio managers with respect to the Funds and the other accounts managed by the portfolio managers.

Fund Shares Owned by the Portfolio Managers. Each Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of the date of this SAI, the portfolio managers did not beneficially own shares of the Funds.

Other Accounts Managed by the Portfolio Managers. In addition to the Funds, as of July 31, 2023, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

	Account Category	Number of Accounts	Total Assets (in millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance (in millions)
Chris Duncan	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	4	$207	0	$0
	Other Accounts	16	$49	0	$0
Michael Hutchens	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	6	$379	0	$0
	Other Accounts	16	$49	0	$0
Greg Rippel	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	4	$207	0	$0
	Other Accounts	16	$49	0	$0
Brent Fredberg	Registered Investment Companies	2	$49	0	$0
	Other Pooled Investment Vehicles	10	$1,841	0	$0
	Other Accounts	240	$5,154	1	$103
Ted Kim	Registered Investment Companies	2	$49	0	$0
	Other Pooled Investment Vehicles	10	$1,841	0	$0
	Other Accounts	240	$5,154	1	$103
Kenneth Little	Registered Investment Companies	2	$49	0	$0
	Other Pooled Investment Vehicles	12	$2,013	0	$0
	Other Accounts	240	$5,154	1	$103
Brian Matthews	Registered Investment Companies	2	$49	0	$0
	Other Pooled Investment Vehicles	10	$1,841	0	$0
	Other Accounts	240	$5,154	1	$103
Brent Woods	Registered Investment Companies	1	$667	0	$0
	Other Pooled Investment Vehicles	11	$1,121	0	$0
	Other Accounts	222	$6,961	5	$1,153
Amelia Maccoun Morris	Registered Investment Companies	1	$667	0	$0
	Other Pooled Investment Vehicles	11	$1,121	0	$0
	Other Accounts	222	$6,961	5	$1,153
Jeffrey Germain	Registered Investment Companies	1	$667	0	$0
	Other Pooled Investment Vehicles	11	$1,121	0	$0
	Other Accounts	222	$6,961	5	$1,153

	Account Category	Number of Accounts	Total Assets (in millions)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance (in millions)
Shingo Omura	Registered Investment Companies	1	$667	0	$0
	Other Pooled Investment Vehicles	11	$1,121	0	$0
	Other Accounts	222	$6,961	5	$1,153
Luiz G. Sauerbronn	Registered Investment Companies	3	$1,010	0	$0
	Other Pooled Investment Vehicles	17	$2,128	0	$0
	Other Accounts	236	$8,360	5	$1,153

Conflicts of Interest. Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts managed by the portfolio managers are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and the Distributor, Foreside Fund Services, LLC, are parties to a distribution agreement (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the shares of the Funds. Shares of the Funds are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares of the Funds in amounts less than a Creation Unit. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may enter into agreements with securities dealers wishing to purchase Creation Units if such securities dealers qualify as Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement with respect to the Funds must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of a Fund’s outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.

The Distributor also may provide trade order processing services pursuant to a services agreement with the Trust.

Plan of Distribution. The Trust has adopted a Plan of Distribution (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan will be made during the twelve (12) month period from the date of this SAI. Thereafter, 12b-1 fees may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of any class of the Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that each Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares of the Fund. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) costs of printing and distributing the Fund’s prospectuses, statements of additional information and reports to prospective investors in the Fund;; (ii) advertising and marketing expenses and costs involved in preparing, printing and distributing sales literature pertaining to the Fund and reports for persons other than existing shareholders; and (iii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

THE ADMINISTRATOR

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as the administrator to the Funds.

For services provided under the administration agreement with the Trust, BNY Mellon is entitled to a fee based on assets under management, paid by the Advisor, subject to a minimum fee. The Funds are new and, therefore, the Advisor has not paid BNY Mellon any fees for administrative services to the Funds as of the date of this SAI.

THE CUSTODIAN

BNY Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as the custodian of the Funds (the “Custodian”). The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

THE TRANSFER AGENT

BNY Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as transfer agent and dividend disbursing agent of the Funds (the “Transfer Agent”).

COMPLIANCE SERVICES

Under a Fund CCO Agreement (the “CCO Agreement”) with the Trust, Foreside Fund Officer Services, LLC, an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”) as well as certain additional compliance support functions (“Compliance Services”). The CCO Agreement with respect to the Funds continues in effect until terminated. The CCO Agreement is terminable with or without cause and without penalty by the Board or by Foreside Fund Officer Services, LLC with respect to the Funds on 60 days’ written notice to the other party. Notwithstanding the foregoing, the Board will have the right to remove the CCO at any time, with or without cause, without the payment of any penalty.

BOARD SUPPORT SERVICES

Pursuant to an agreement with the Trust, GS&Co. provides the Trust with administrative, secretarial and clerical Board support services for a fee.

OTHER DISTRIBUTION AND MARKETING ARRANGEMENTS

The Advisor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell or recommend shares of a Fund. Such payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Funds to be offered to such financial intermediaries’ clients.

As part of one such arrangement, the Advisor has engaged and pays variable compensation to Hantz Financial Services, Inc., an SEC-registered broker-dealer and investment adviser (“Hantz”), for consulting services on marketing strategies involving third-party investment platforms utilizing third-party investment management models. The Advisor also compensates Hantz for due diligence, education, training, and support services available to Hantz’s investment professionals in fixed amounts adjusted periodically. Hantz has informed the Trust that the amounts received by Hantz in these special compensation arrangements, together with the related conflicts of interest, are disclosed and updated annually by Hantz on its website.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales or recommendations of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds’ shares.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 601 S Figueroa Street, Los Angeles, California 90017, serves as independent registered public accounting firm for the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy on Disclosure of Portfolio Holdings

The Board has adopted a policy regarding the disclosure of information about the Funds’ security holdings.

Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet websites. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

Greater than daily access to information concerning the Funds’ portfolio holdings will be permitted (i) to certain personnel of service providers to the Funds involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Funds’ service providers who deal directly with, or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the Trust’s exemptive relief, agreements with the Funds, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information also may be disclosed (i) to other entities that provide services to the Funds, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Funds and (ii) generally after it has been disseminated to the NSCC.

The Funds will disclose their complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Funds’ fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Funds’ portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s CCO may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds (or series) and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares of each fund are entitled upon liquidation to a pro rata share in the net assets of that fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. No certificates representing the ownership of shares will be issued except as the Trustees may otherwise determine from time to time. Each fund’s shares, when issued, are fully paid and non-assessable.

Each share of a fund has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

Under the Declaration of Trust, the Trustees have the power to liquidate a fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, employee, investment adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that each person who is, or has been, a Trustee, officer, or employee of the Trust, or any person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him or her in settlement thereof. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

SHAREHOLDER RIGHTS

Derivative Claims of Shareholders. The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders in the name of the Trust or a Fund in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Funds or their respective shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration of Trust provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a written demand must first be made on the Trustees by no less than three shareholders who are unaffiliated and unrelated to each other. Further, shareholders who collectively own shares representing 5% or more of all outstanding shares to which the action relates must join in initiating the derivative action. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If upon such consideration a majority of the Trustees who are considered independent for the purposes of considering the demand determine that such a suit should be maintained, then the appropriate officers of the Trust shall either cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively or permit the complaining shareholders to proceed derivatively. If, however, a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the relevant Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the relevant Fund.

Only if required by law shall the Trust be responsible for payment of attorneys’ fees and legal expenses incurred by a shareholder bringing a derivative or direct action. If a demand is rejected, and a court determines that the derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration of Trust, the shareholder(s) bringing the action will be responsible for the relevant Fund’s costs, including attorneys’ fees.

No shareholder may bring a direct action unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Trust generally.

Each of the foregoing provisions do not apply to claims under the federal securities laws.

Waiver of Right to Jury Trial. Shareholders waive their right to a jury trial for actions commenced by a shareholder (i) directly, against (a) the Trust or a Fund, (b) its Trustees or officers related to, arising out of or concerning the Trust, its business or operations, and/or (c) otherwise related to, arising out of or concerning the Trust, its business or operations or (ii) derivatively in the right or name of, or on behalf of the Trust or a Fund (“Covered Actions”).

Forum for Adjudication of Disputes. The Declaration of Trust provides that Covered Actions must be brought exclusively in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including § 202.70 thereof (each, a “Designated Court”). The Trust, its Trustees, officers, employees and Shareholders (a) waive any objection to venue in either Designated Court, and (b) waive any objection that either Designated Court is an inconvenient forum. This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that such shareholder finds favorable or convenient with respect to disputes with Trustees, Officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Funds’ shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Advisor owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Advisor chooses the broker/dealer deemed most capable of providing the services necessary to obtain best execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Advisor will also use electronic crossing networks (“ECNs”) when appropriate.

The Advisor may use the Funds’ assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. When the Advisor receives research services from broker-dealers in connection with brokerage commissions generated with respect to client accounts, including the Funds, it receives a benefit in that it is not required to pay for from its own resources or produce on its own. Such brokerage and research services from broker-dealers are done pursuant to arrangements that are consistent with Section 28(e) of the Exchange Act. Section 28(e) of the Exchange Act permits the Advisor, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Advisor may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Funds may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Advisor, but only if the Advisor expects the total commission (including the soft dollar benefit) to be comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; (2) cause clients to engage in more securities transactions than would otherwise be optimal; and (3) only recommend brokers that provide soft dollar benefits.

The Advisor faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Advisor is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Advisor’s expenses to the extent that the Advisor would have purchased such products had they not been provided by brokers. Section 28(e) permits the Advisor to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Advisor may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Advisor, effectively cross subsidizing the other accounts managed by the Advisor that benefit directly from the product. The Advisor may not necessarily use all of the brokerage or research services in connection with managing the Funds whose trades generated the soft dollars used to purchase such products.

The Advisor is responsible, subject to oversight by the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by the Advisor are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Advisor. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.

The Funds may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Funds are new and, therefore, did not pay brokerage commissions during the past fiscal year.

Directed Brokerage. The Funds are new and, therefore, did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Advisor, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

The Funds are new and, therefore, did not pay brokerage commissions to affiliated brokers during the past fiscal year.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which they may hold at the close of its most recent fiscal year or period. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year or period: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

The Funds are new and, therefore, did not hold any securities of their “regular brokers and dealers” during the past fiscal year.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for the Funds’ shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares of the Funds.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of the Funds is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Funds (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of a Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of a Fund for all purposes. Beneficial Owners of shares of a Fund are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of a Fund.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust, upon request and for a fee, a listing of shares of a Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of a Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of a Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in a Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, a Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Funds are new and, therefore, no person owned of record or beneficially 5% or more of the Funds’ shares as of the date of this SAI. As of the date of this SAI, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

Each Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” generally principally in-kind for securities and a “Cash Component,” as described below, or, under certain circumstances, in cash for the value of such securities (see “Cash Purchase Method” described below). Each Fund reserves the right to utilize “custom baskets” as permitted by Rule 6c-11 under the 1940 Act, provided the conditions of the rule are met. Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the Fund’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of the Fund’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of the Fund’s securities market index, if applicable. Second, if different baskets are used in transactions on the same business day (as defined below), each basket after the initial basket would constitute a custom basket. For example, if a Fund exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if a Fund substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The NAV of a Fund’s shares is determined once each business day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.

PURCHASE (CREATION). The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any business day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The Funds will not issue fractional shares. A business day is, generally, any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of a Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Funds, through NSCC, makes available on each business day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous business day) for the Funds. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Funds until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Fund changes as portfolio adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.

CASH PURCHASE METHOD. The Trust may at its discretion permit full or partial cash purchases of Creation Units of a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee and any other applicable fees, taxes, and additional variable charges. The Advisor may retain all or a portion of the creation transaction fee to the extent the Advisor bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

All orders to purchase shares directly from a Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Custodian will notify the Distributor of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the applicable cut-off time on such business day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the second business day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following business day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the business day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Advisor shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created will occur no later than the second business day following the day on which the purchase order is deemed received by the Distributor. However, each Fund reserves the right to settle Creation Unit transactions on a basis other than the second business day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of a Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge also may apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent in respect of each Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Advisor make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of the Funds, the Trust does not intend to suspend acceptance of orders for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, is as follows:

Fund	Creation Transaction Fee
Brandes U.S. Small-Mid Cap Value ETF	$300
Brandes U.S. Value	$300
Brandes International ETF	$650

Each Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. Each Fund may determine not to charge a variable fee on certain orders when the Advisor has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate adjustments of the Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, a broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Advisor may retain all or a portion of the transaction fee to the extent the Advisor bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because the Funds’ shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act of 1933 (the “Securities Act”). For example, a shareholder could be deemed a statutory underwriter if such shareholder purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Funds’ shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

REDEMPTION. Shares of each Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a business day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of a Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each business day, the list of the names and share quantities of the Funds’ portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities, as announced by the Custodian on the business day of the request for redemption received in proper form, plus cash in an amount equal to the difference between the NAV of the shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of a Fund’s shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Funds, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

REDEMPTION TRANSACTION FEE. A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard redemption transaction fee for each Fund, regardless of the number of Creation Units redeemed in the transaction, is as follows:

Fund	Redemption Transaction Fee
Brandes U.S. Small-Mid Cap Value ETF	$300
Brandes U.S. Value	$300
Brandes International ETF	$650

Each Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

In addition, a variable fee, payable to each Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. Each Fund may determine not to charge a variable fee on certain orders when the Advisor has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, a broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust. The non-standard charges are payable to each Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The Advisor may retain all or a portion of the redemption transaction fee to the extent the Advisor bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of a Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of the Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of a Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund also may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of a Fund. The Trust reserves the right to verify these representations at its discretion but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of a Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of each Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not business days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund: (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the shares of the Fund is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by BNY Mellon and determined at the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating a Fund’s NAV per share, the Fund’s investments are generally valued using readily available market quotations. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date. A market quotation is not “readily available” if it is deemed not to be reliable. Valuations for a Fund’s investments may be obtained from an exchange, a pricing service, or a major market maker (or dealer), and based on a readily available price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Advisor may use various pricing services or discontinue the use of any pricing service. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market quotations are not readily available or such valuations do not reflect current market value, the Trust’s valuation policy requires the Advisor, as the Funds’ Board-approved valuation designee, to determine an investment’s fair value in accordance with the Trust’s valuation policy. In determining such fair value, the Advisor may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices). In these cases, the Funds’ NAVs may reflect certain portfolio securities’ fair values rather than their market prices.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market quotation were readily available. In addition, particularly for a Fund’s foreign securities holdings or assets, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments also may be impacted by technological issues, pricing methodology issues and/or errors by pricing services or other third-party service providers.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, generally are declared and paid at least quarterly by each Fund. Distributions of remaining net realized securities gains, if any, generally are declared and paid once a year, but each Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares of each Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

The Funds will make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Funds, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”). Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the Funds at NAV per share. Distributions reinvested in additional shares of the Funds will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussions in the prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the prospectus is not intended to be a substitute for careful tax planning. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an individual retirement account (“IRA”), 401(k) or other tax-advantaged account.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information should be read in conjunction with the section in the prospectus entitled “Dividends, Distributions and Taxes-- Tax Information.”

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Taxation of the Funds. Each Fund intends to elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including for this purpose, dividends, taxable interest, the excess of net short-term capital gains over net long-term capital losses, less operating expenses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund’s taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If a Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of each Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

As discussed more fully below, each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.

Although each Fund intends to distribute substantially all of its net investment income and its capital gains for any taxable year, if the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If a Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the second paragraph of this section “Taxation of the Funds.”

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by a Fund and subject to corporate income tax will be considered to have been distributed. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax liability will be entirely eliminated. Each Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, each Fund may carry a net capital loss from any taxable year forward to offset its capital gains in future years. Each Fund is permitted to carry forward a net capital loss to offset its capital gains, if any, in years following the year of the loss. Each Fund is permitted to carryforward indefinitely a net capital loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses. Moreover, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Taxation of Shareholders – Distributions. Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). Each Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, the portion of dividends which may qualify for treatment as qualified dividend income, and the amount of exempt-interest dividends, if any.

Subject to certain limitations, dividends reported by a Fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%. Dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates the NAV) with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, (iii) a Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. The holding period requirements described in this paragraph apply to shareholders’ investments in a Fund and to a Fund’s investments in underlying dividend-paying stocks. Dividends treated as received by a Fund from an underlying fund taxable as a RIC or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such underlying RIC or REIT. A Fund’s participation in the lending of securities may affect the amount, timing, and character of distributions to its shareholders. If a Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the Fund may be eligible for the 50% dividends received deduction generally available to corporations under the Code. Dividends received by a Fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their shares, and, if they borrow to acquire or otherwise incur debt attributable to shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. The Brandes International ETF’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends received deduction.

Distributions from a Fund’s net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their shares. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If a Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Distributions that are reinvested in additional shares of a Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of shares) are generally taken into account in computing a shareholder’s net investment income but exempt-interest dividends generally are not taken into account.

A Fund’s shareholders will be notified annually by financial intermediaries, such as brokers, through which a shareholder holds Fund shares as to the federal tax status of all distributions made by the Fund. Shareholders who have not held a Fund’s shares for a full year should be aware that the Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund. Distributions of ordinary income and capital gains also may be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

Taxation of Shareholders – Sale of Shares. In general, a sale of shares that a shareholder holds as a capital asset results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A sale of shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%.

Gain or loss on the sale of shares is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares.

A loss realized on a sale of shares may be disallowed if substantially identical shares are acquired (whether through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxation of Fund Investments. Certain of the Funds’ investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to annually mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC.

Certain investments made by a Fund may be treated as equity in passive foreign investment companies (“PFICs”) for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. In this instance, the Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing Fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain (subject to the Distribution Requirement applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs also may be treated as ordinary income. Amounts included in income each year by a Fund arising from a qualified electing Fund election, will be “qualifying income” under the Qualifying Income Requirement even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. In order for a Fund to make a qualified electing Fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. A Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its returns from these investments.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund.

A Fund may invest in U.S. REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may, at times, find it necessary to reclassify the amount and character of its distributions to shareholders after it issues a shareholder’s tax reporting statement. When such reclassification is necessary, a Fund (or a financial intermediary, such as a broker, through which a shareholder owns shares) will send shareholders a corrected, final Form 1099-DIV to reflect the reclassified information. Shareholders should use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing their tax returns.

Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may, at other times, result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will generally be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax described above. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

Additionally, the Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Requirement described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Foreign Taxes. Dividends and interest received by a Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consist of certain foreign securities (generally including foreign government securities), then the Fund should be eligible to file an election with the Internal Revenue Service (“IRS”) that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Pursuant to this election, a Fund would treat the applicable foreign taxes as dividends paid to its shareholders. Each such shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If a Fund makes this election, the Fund will report annually the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not make this election, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. In certain instances, a Fund might not elect to apply otherwise allowable U.S. federal income tax deductions for those foreign taxes, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If a Fund does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Funds through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Funds.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in REMICs, (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing the Funds from holding investments in REITs that hold residual interests in REMICs, and each Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

Foreign Shareholders. Distributions derived from taxable ordinary income and paid by a Fund to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Any foreign shareholders in a Fund may be subject to U.S. withholding and estate tax and such shareholders are urged to consult their own tax advisors concerning the applicability of such taxes and the proper withholding form(s) to be submitted to the Fund. A foreign shareholder who fails to provide an appropriate series of IRS Form W-8 may be subject to backup withholding (discussed below) at the appropriate rate.

Dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of a Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period of periods aggregating 183 days or more during the taxable year are not exempt from the 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), a U.S. withholding tax of 30% will apply to payments to certain foreign entities of U.S.-source interest and dividends unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A Fund will not pay additional amounts in respect to any amounts withheld. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of a Fund’s common shares.

A beneficial holder of shares of a Fund who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it also is attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the holder’s circumstances. Any capital gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

Each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. Each Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption. Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss might be deductible.

Certain Potential Tax Reporting Requirements. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Tax Matters. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Funds will not be liable for any corporate excise, income or franchise tax in Delaware if the Funds qualify as RICs for federal income tax purposes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FINANCIAL STATEMENTS

The Funds are new and, therefore, do not have any financial statements. The Funds’ financial statements will be available after the Funds have completed their first fiscal year of operations.